                                                                  Exhibit 10.22



                               CONTRACT AMENDMENT
                                 Amendment No.5
      (Revision 4 to Rider "C" Shelter and Site Development Pricing Sheets
        and Revision 2 to Rider "C" Compound Engineering Pricing Sheets)
                         Statewide Two-way Radio System
                        For the Office of Administration
                          Commonwealth of Pennsylvania

The Contract to construct a statewide radio system, contract number ME 950102, by and between the Office of Administration, Commonwealth of Pennsylvania, and ROHN Construction, Inc., dated November 23rd, 1999, hereinafter referred to as "the contract," is hereby amended this 30th day of May, 2000 as follows:

The contract of ROHN Construction, Inc. is amended to alter Rider C to include additional products and services as specified in Attachment A.

Except as herein provided, all terms and conditions of the contract remain as written and are in full force and effect.

WITNESS the due execution hereof as the day and year above written.


ATTEST:                                     ROHN CONSTRUCTION, INC.

/s/ Paula L. Fraley                         /s/ Jeffrey Jablonski
--------------------------                  ----------------------------------
                                            Treasurer

                                            OFFICE OF ADMINISTRATION


/s/ Edward Gaudinsky                        /s/ Thomas Paese
--------------------------                  ----------------------------------
Comptroller                                 Secretary


APPROVED FOR FORM AND LEGALITY:


/s/ Charles Anderson
--------------------------
Office of General Counsel


/s/ David J. DeVries
--------------------------
Office of the Attorney General

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 8
Material Steel

----------------------------------------------------------------------------------------------------------------------
Item                Description                     Requirements       Material Cost    Installation    Total Cost
                                                                                            Cost
----------------------------------------------------------------------------------------------------------------------
1        Shelter                                  Per Specifications   $   21,068.00       N/A          $ 21,068.00
--------------------------------------------------------------------------------------------------------------------
2        Wiring and Conduit Requirements          Per Specifications     Included in   Included in      Included in
                                                                           Item 1        Item 1           Item 1
--------------------------------------------------------------------------------------------------------------------
3        Telephone Cable Entry                    Per Specifications     Included in   Included in      Included in
                                                                           Item 1        Item 1           Item 1
--------------------------------------------------------------------------------------------------------------------
4        Concrete Entrance Ramp                   Per Specifications         N/A           N/A            N/A
--------------------------------------------------------------------------------------------------------------------
5        Radio Shelter Alarms                     Per Specifications   $    1,203.00        N/A         $  1,203.00
--------------------------------------------------------------------------------------------------------------------
6        Bulletproof Construction                 Per Specifications     Included in   Included in      Included in
                                                                           Item 1        Item 1           Item 1
--------------------------------------------------------------------------------------------------------------------
7        Meet Zone II for Earthquakes             Per Specifications     Included in   Included in      Included in
                                                                           Item 1        Item 1            Item 1
--------------------------------------------------------------------------------------------------------------------
8a       AC Power & Electrical Service            Per Specifications   $      349.00   Included in      $    349.00
         Capacity and Distribution - 100 Amp                                             Item 1
--------------------------------------------------------------------------------------------------------------------
8a1      (4) Twistlock Receptacles and Wireduct   Per Specifications   $      840.00   Included in      $    840.00
                                                                                         Item 1
--------------------------------------------------------------------------------------------------------------------
8b       AC Power & Electrical Service            Per Specifications   $      745.00   Included in      $    745.00
         Capacity and Distribution - 200 Amp                                             Item 1
--------------------------------------------------------------------------------------------------------------------
8c       AC Power & Electrical Service            Per Specifications   $    2,749.00   Included in      $  2,749.00
         Capacity and Distribution - 400 Amp                                             Item 1
--------------------------------------------------------------------------------------------------------------------
9a       UPS System and Battery Bank - 12.5 kVA   Per Specifications   $   39,590.00    $ 1,972.00      $ 41,562.00
--------------------------------------------------------------------------------------------------------------------
9b       UPS System and Battery Bank - 21 kVA     Per Specifications   $   43,351.00    $ 2,233.00      $ 45,584.00
--------------------------------------------------------------------------------------------------------------------
9c       UPS System and Battery Bank - 42 kVA     Per Specifications   $   88,241.00    $ 2,233.00      $ 90,474.00
--------------------------------------------------------------------------------------------------------------------
10       Installation of Generator Transfer       Per Specifications         N/A        $ 1,209.00      $  1,209.00
         Switch
--------------------------------------------------------------------------------------------------------------------
11a      Heating and Air Conditioning - 12,000    Per Specifications   $    1,748.00        N/A         $  1,748.00
         BTU - I unit
--------------------------------------------------------------------------------------------------------------------
11b      Heating and Air Conditioning - 24,000    Per Specifications   $    3,773.00        N/A         $  3,773.00
         BTU- 2 units and Dual Controllers
--------------------------------------------------------------------------------------------------------------------
11c      Heating and Air Conditioning - 36,000    Per Specifications   $    4,086.00        N/A         $  4,086.00
         BTU - 2 units and Dual Controllers
--------------------------------------------------------------------------------------------------------------------
11d      Heating and Air Conditioning - 48,000    Per Specifications   $    5,379.00        N/A         $  5,379.00
         BTU - 2 units and Dual Controllers
--------------------------------------------------------------------------------------------------------------------
11e      Heating and Air Conditioning - 60,000    Per Specifications   $    6,320.00        N/A         $  6,320.00
         BTU - 2 units and Dual Controllers
--------------------------------------------------------------------------------------------------------------------
12       Fire Extinguisher - 10 # ABC             Per Specifications   $       59.00   Included in      $     59.00
                                                                                         Item 1
--------------------------------------------------------------------------------------------------------------------
13       Shelter Grounding System                 Per Specifications   $    1,113.00   Included in      $  1,113.00
                                                                                         Item 1
--------------------------------------------------------------------------------------------------------------------
14       Interior Lighting System                 Per Specifications     Included in   Included in      Included in
                                                                           Item 8        Item 8           Item 8
--------------------------------------------------------------------------------------------------------------------
15       Exterior Lighting System- 300W Flood     Per Specifications   $      120.00         N/A        $    120.00
         Light
--------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 2 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 8
Material Steel

----------------------------------------------------------------------------------------------------------------------
Item                Description                     Requirements       Material Cost    Installation    Total Cost
                                                                                            Cost
----------------------------------------------------------------------------------------------------------------------
16       Cable Ladder Trays -16' x 12" wide       Per Specifications   $      322.00         N/A        $    322.00
--------------------------------------------------------------------------------------------------------------------
17a      Cable Entry Ports- 16 Port Polyphaser    Per Specifications   $    1,547.00    Included in     $  1,547.00
         Peep                                                                            Item 1
--------------------------------------------------------------------------------------------------------------------
17b      Cable Entry Ports- 8 Port Polyphaser     Per Specifications   $    1,057.00    Included in     $  1,057.00
         Peep                                                                            Item 1
--------------------------------------------------------------------------------------------------------------------
17c      Cable Entry Ports- 5 Port Polyphaser     Per Specifications   $      897.00   Included in      $    897.00
         Peep                                                                            Item 1
--------------------------------------------------------------------------------------------------------------------
18       Flooring Requirements                    Per Specifications     Included in   Included in      Included in
                                                                           Item 1        Item 1           Item 1
--------------------------------------------------------------------------------------------------------------------
19a      Patch Block Mounting Surface - one       Per Specifications   $       61.00         N/A        $     61.00
         (1) 4ft. by 4ft.
--------------------------------------------------------------------------------------------------------------------
19b      Patch Block Mounting Surface - one       Per Specifications   $      139.00         N/A        $    139.00
         (1) 4ft. by 4ft.and (1) 4ft. by 8 ft.
--------------------------------------------------------------------------------------------------------------------
19c      Patch Block Mounting Surface - two       Per Specifications   $      155.00         N/A        $    155.00
         (2) 4ft. by 8ft.
--------------------------------------------------------------------------------------------------------------------
20       Shelter Foundation Design                Per Specifications         N/A             N/A        $  1,064.00
--------------------------------------------------------------------------------------------------------------------
21       Doors - Locks and Keys                   Per Specifications     Included in   Included in      Included in
                                                                           Item 1        Item 1           Item 1
--------------------------------------------------------------------------------------------------------------------
22a      Warranty - 2 Year Warranty               Per Specifications   $    2,813.00         N/A        $  2,813.00
--------------------------------------------------------------------------------------------------------------------
22b      Warranty - 3 Year Extended Warranty      Per Specifications   $   11,620.00         N/A        $ 11,620.00
--------------------------------------------------------------------------------------------------------------------
22c      Warranty - Non-24 Hour Extended          Per Specifications   $    8,835.00         N/A        $  8,835.00
         Warranty
--------------------------------------------------------------------------------------------------------------------
23a      Exterior Radio Shelter Fascia Style 1    Per Specifications         N/A             N/A        $  3,387.00
         Dimensional Stamped Brick
--------------------------------------------------------------------------------------------------------------------
23b      Exterior Radio Shelter Fascia Style 2    Per Specifications         N/A             N/A        $  1,807.00
         Simulated Stucco
--------------------------------------------------------------------------------------------------------------------
23c      Exterior Radio Shelter Fascia Style 3    Per Specifications         N/A             N/A        $  1,807.00
         Painted Aggregate
--------------------------------------------------------------------------------------------------------------------
23d      Exterior Radio Shelter Fascia Style 4    Per Specifications         N/A             N/A            N/A
--------------------------------------------------------------------------------------------------------------------
24       Shipping/Delivery Charges to             Per Specifications         N/A             N/A        $  1,436.00
         Harrisburg, PA
--------------------------------------------------------------------------------------------------------------------
24a      Shipping/Delivery Charges - One day       Requires Item 24          N/A             N/A        $    450.00
         demurrage in Harrisburg, PA
--------------------------------------------------------------------------------------------------------------------
24b      Shipping/Delivery Charges Harrisburg,     Requires Item 24          N/A             N/A        $    800.00
         PA to Site
--------------------------------------------------------------------------------------------------------------------
25       Off-loading                              Per Specifications         N/A             N/A        $  2,340.00
--------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 8
Material Steel

----------------------------------------------------------------------------------------------------------------------
Item                Description                     Requirements       Material Cost    Installation    Total Cost
                                                                                            Cost
----------------------------------------------------------------------------------------------------------------------
1a       DC Power Plant - 250 AH 24VDC          Per Specifications     $    8,064.00    $ 1,910.00    $ 9,974.00
--------------------------------------------------------------------------------------------------------------------
1b       DC Power Plant - 500 AH 24VDC          Per Specifications     $   11,352.00    $ 2,229.00    $ 13,581.00
--------------------------------------------------------------------------------------------------------------------
1c       DC Power Plant - 1000 AH 24VDC         Per Specifications     $   15,288.00    $ 2,654.00    $ 17,942.00
--------------------------------------------------------------------------------------------------------------------
1d       DC Power Plant - 2000 AH 24VDC         Per Specifications     $   28,886.00    $ 3,612.00    $ 32,498.00
--------------------------------------------------------------------------------------------------------------------
1e       DC Power Plant - 4000 AH 24VDC         Per Specifications     $   50,009.00    $ 4,569.00    $ 54,578.00
--------------------------------------------------------------------------------------------------------------------
1f       DC Power Plant - 250 AH 48VDC          Per Specifications     $   6,509.00     $ 1,910.00    $ 8,419.00
--------------------------------------------------------------------------------------------------------------------
1g       DC Power Plant - 500 AH 48VDC          Per Specifications     $   10,279.00    $ 2,229.00    $ 12,508.00
--------------------------------------------------------------------------------------------------------------------
1h       DC Power Plant - 1000 AH 48VDC         Per Specifications     $   14,979.00    $ 2,654.00    $ 17,633.00
--------------------------------------------------------------------------------------------------------------------
1i       DC Power Plant - 2000 AH 48VDC         Per Specifications     $   27,993.00    $ 3,612.00    $ 31,605.00
--------------------------------------------------------------------------------------------------------------------
1j       DC Power Plant - 4000 AH 48VDC         Per Specifications     $   45,221.00    $ 4,569.00    $ 49,790.00
--------------------------------------------------------------------------------------------------------------------
1k       DC Power Plant - 1500 AH 48VDC         Per Specifications     $   22,897.00    $ 2,654.00    $ 25,551.00
--------------------------------------------------------------------------------------------------------------------
11       DC Power Plant - 3000 AH 48VDC         Per Specifications     $   38,952.00    $ 4,569.00    $ 43,251.00
--------------------------------------------------------------------------------------------------------------------
2a       Generator Room - Attached: Generator   Per Specifications           N/A           N/A        $  7,400.00
         Size 65" by 45" by 40"
--------------------------------------------------------------------------------------------------------------------
2b       Generator Room - Attached: Generator   Per Specifications           N/A           N/A        $  9,450.00
         Size 90" by 45" by 60"
--------------------------------------------------------------------------------------------------------------------
2c       Generator Room - Attached: Generator   Per Specifications           N/A           N/A        $ 10,105.00
         Size 112" by 45" by 60"
--------------------------------------------------------------------------------------------------------------------
2d       Generator Room - Attached: Generator   Per Specifications           N/A           N/A        $ 16,566.00
         Size 65" by 45" by 40"
--------------------------------------------------------------------------------------------------------------------
2e       Generator Room - Attached: Generator   Per Specifications           N/A           N/A        $ 18,075.00
         Size 90" by 45" by 60"
--------------------------------------------------------------------------------------------------------------------
2f       Generator Room - Attached: Generator   Per Specifications           N/A           N/A        $ 18,398.00
         Size 112" by 45" by 60"
--------------------------------------------------------------------------------------------------------------------
3        Fire Suppression                       Per Specifications           N/A           N/A        $  5,278.00
--------------------------------------------------------------------------------------------------------------------
4        Installation of Emergency Generator    Per Specifications        Generator     $ 1,544.00    $  1,544.00
         (Supplied by Generator Vendor)                                    Vendor
--------------------------------------------------------------------------------------------------------------------
5        Addition Manual Transfer Switch        Per Specifications           N/A           N/A        $  1,415.00
--------------------------------------------------------------------------------------------------------------------
6        Removal of old shelter.                Per Specifications           N/A           N/A        $     27.00
         Cost per square foot.
--------------------------------------------------------------------------------------------------------------------
7        Removal of old shelter foundation.     Per Specifications           N/A           N/A        $     27.00
         Cost per square foot.
--------------------------------------------------------------------------------------------------------------------
8        Rectifier Drop, 30A 2-Pole, Each                                $     82.00       N/A        $     82.00
--------------------------------------------------------------------------------------------------------------------
9a       48V DC Vent System, 460CFM                                      $    749.00       N/A        $    749.00
--------------------------------------------------------------------------------------------------------------------
9b       48V DC Vent System, 920CFM                                      $  1,372.00       N/A        $  1,372.00
--------------------------------------------------------------------------------------------------------------------
10a      2 Year Maintenance                     Per Specifications           N/A       $  8,604.00    $  8,604.00
--------------------------------------------------------------------------------------------------------------------
10b      3 Year Extended Maintenance            Per Specifications           N/A       $ 13,904.00    $ 13,904.00
--------------------------------------------------------------------------------------------------------------------
10c      Extended Maintenance - Non-24 Hour     Per Specifications           N/A       $  9,496.00    $  9,496.00
--------------------------------------------------------------------------------------------------------------------
11a      DC Power Plant - 250 AH 48VDC          Per Specifications       $ 10,668.00   $  1,910.00    $ 12,578.00
                                                (with N+1 Rectifier)
--------------------------------------------------------------------------------------------------------------------
11b      DC Power Plant - 500 AH 48VDC          Per Specifications       $ 14,889.00   $  2,229.00    $ 17,118.00
                                                (with N+1 Rectifier)
--------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 8
Material Steel

----------------------------------------------------------------------------------------------------------------------
Item                Description                     Requirements       Material Cost    Installation    Total Cost
                                                                                            Cost
----------------------------------------------------------------------------------------------------------------------
11c      DC Power Plant - 1000 AH 48VDC         Per Specifications       $ 22,028.00    $ 2,654.00      $ 24,682.00
                                                (with N+1 Rectifier)
--------------------------------------------------------------------------------------------------------------------
11d      DC Power Plant - 1500 AH 48VDC         Per Specifications       $ 30,056.00    $ 2,654.00      $ 32,710.00
                                                (with N+1 Rectifier)
--------------------------------------------------------------------------------------------------------------------
11e      DC Power Plant - 2000 AH 48VDC         Per Specifications       $ 40,068.00    $ 3,612.00      $ 43,680.00
                                                (with N+1 Rectifier)
--------------------------------------------------------------------------------------------------------------------
11f      DC Power Plant - 4000 AH 48VDC         Per Specifications       $ 71,794.00    $ 4,569.00      $ 76,363.00
                                                (with N+1 Rectifier)
--------------------------------------------------------------------------------------------------------------------
11g      DC Power Plant - 3000 AH 48VDC         Per Specifications       $ 54,797.00    $ 4,569.00      $ 59,366.00
                                                (with N+1 Rectifier)
--------------------------------------------------------------------------------------------------------------------
12       DC Breaker, Single Pole                Per Specifications       $     45.00         N/A        $     45.00
--------------------------------------------------------------------------------------------------------------------
12a      Additional Distribution Panel, Less    Per Specifications       $    172.00         N/A        $    172.00
         Breakers
--------------------------------------------------------------------------------------------------------------------
12b      66P265, 1-pair plug-on protector for   Per Specifications       $     53.00         N/A        $     53.00
         66 block, high voltage
--------------------------------------------------------------------------------------------------------------------
12c      66P015, 1-pair plug-on protector for   Per Specifications       $     53.00         N/A        $     53.00
         66 block, low voltage
--------------------------------------------------------------------------------------------------------------------
12d      66GNDS, Ground Strap (1 req'd per      Per Specifications       $      4.00         N/A        $      4.00
         each 66 block
--------------------------------------------------------------------------------------------------------------------
12e      TJ1010A, T1 or E1, RJ48C or hardwire   Per Specifications       $    113.00         N/A        $    113.00
--------------------------------------------------------------------------------------------------------------------
12f      TJ3010A, T1 or E1, RJ48C               Per Specifications       $     91.00         N/A        $     91.00
--------------------------------------------------------------------------------------------------------------------
12g      TJP265, POTS, high voltage             Per Specifications       $     91.00         N/A        $     91.00
--------------------------------------------------------------------------------------------------------------------
12h      TJP016, T1 or data, low voltage        Per Specifications       $     91.00         N/A        $     91.00
--------------------------------------------------------------------------------------------------------------------
13       Tenant/CoLocation Modification,        Per Specifications           N/A             N/A            N/A
         Includes:  Additional door with
         pickguard, door ground, and open door
         alarm contact; Additional emergency
         light; 60A subfeed Load Center in
         Tenant area; and Fence Partition
--------------------------------------------------------------------------------------------------------------------
14       ADC PJ604 Wrapped Terminal Block         Per Specifications     $     17.05         N/A        $     17.05
--------------------------------------------------------------------------------------------------------------------
15       ADC BK-310 Adjustable Mounting           Per Specifications     $     32.65         N/A        $     32.65
         Bracket Kit
--------------------------------------------------------------------------------------------------------------------
16       TSI 512 BRS-0832-133-C00-2               Per Specifications     $    179.80         N/A        $    179.80
--------------------------------------------------------------------------------------------------------------------
17       TSI-5054-000-BRK-2                       Per Specifications     $     52.79         N/A        $     52.79
--------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 8
Material Steel

--------------------------------------------------------------------------------------------------------------------
Item                Description                     Requirements       Material Cost    Installation    Total Cost
                                                                                            Cost
--------------------------------------------------------------------------------------------------------------------
18       Battery Monitor card for Analog PMU    Per Mfg. Recommendation   $ 810.00         N/A        $   810.00
         (each)
--------------------------------------------------------------------------------------------------------------------
19       DC Power Plant Installation            Per Specifications           N/A       $ 7,000.00     $ 7,000.00
--------------------------------------------------------------------------------------------------------------------
20       DC Power Plant Steel Floor Plate       Per Specifications        $ 325.00     Included in    $   325.00
                                                                                         Item 19
--------------------------------------------------------------------------------------------------------------------
21       Install Alarm Control Blocks           Per Specifications           N/A       $ 1,235.00     $ 1,235.00
         R66M150 and connect existing alarms,
         install PJ604 pin block, install
         Equipment Rack Ground Bus cable to
         cable ladder. (Existing shelter
         Upgrades.)

--------------------------------------------------------------------------------------------------------------------
                 Shelter Pricing Sheet                                  Material Cost    Cost         Total cost
--------------------------------------------------------------------------------------------------------------------
                      Total Cost:                                                                     $56,892.70
--------------------------------------------------------------------------------------------------------------------

Note: Items 1-3, 5-7, 8a, 10, 11a, 12, 13, 14, 15, 16, 17b, 18, 19a, 20, 21,
22a, 23c, 24, 25 and options (3)8, 11b, (20)12, 18 used to calculate a total cost.

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 12
Material Steel

-----------------------------------------------------------------------------------------------------------------------------------
Item            Description                       Requirements               Material Cost    Installation Cost      Total Cost
-----------------------------------------------------------------------------------------------------------------------------------
1       Shelter                                 Per Specifications            $ 25,073.00          N/A              $ 25,073.00
-----------------------------------------------------------------------------------------------------------------------------------
2       Wiring and Conduit Requirements         Per Specifications           Included in       Included in     Included in Item 1
                                                                                Item 1           Item 1
-----------------------------------------------------------------------------------------------------------------------------------
3       Telephone Cable Entry                   Per Specifications           Included in       Included in     Included in Item 1
                                                                                Item 1           Item 1
-----------------------------------------------------------------------------------------------------------------------------------
4       Concrete Entrance Ramp                  Per Specifications                N/A              N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------------------
5       Radio Shelter Alarms                    Per Specifications            $ 1,207.00           N/A              $ 1,207.00
-----------------------------------------------------------------------------------------------------------------------------------
6       Bulletproof Construction                Per Specifications           Included in       Included in     Included in Item 1
                                                                                Item 1           Item 1
-----------------------------------------------------------------------------------------------------------------------------------
7       Meet Zone II for Earthquakes            Per Specifications           Included in       Included in     Included in Item 1
                                                                                Item 1           Item 1
-----------------------------------------------------------------------------------------------------------------------------------
8a      AC Power & Electrical Service           Per Specifications            $   350.00       Included in          $   350.00
        Capacity and Distribution - 100 Amp                                                      Item 1
-----------------------------------------------------------------------------------------------------------------------------------
8b      AC Power & Electrical Service           Per Specifications            $   745.00       Included in          $   745.00
        Capacity and Distribution - 200 Amp                                                      Item 1
-----------------------------------------------------------------------------------------------------------------------------------
8b1     (24) Twistlock Receptacles and          Per Specifications            $ 2,830.00       Included in          $ 2,830.00
        Wireduct                                                                                 Item 1
-----------------------------------------------------------------------------------------------------------------------------------
8c      AC Power & Electrical Service Capacity  Per Specifications            $ 2,749.00       Included in          $ 2,749.00
        and Distribution - 400 Amp                                                               Item 1
-----------------------------------------------------------------------------------------------------------------------------------
9a      UPS System and Battery Bank - 12.5 kVA  Per Specifications            $ 42,117.00       $ 1,979.00          $44,096.00
-----------------------------------------------------------------------------------------------------------------------------------
9b      UPS System and Battery Bank - 21 kVA    Per Specifications            $ 43,351.00       $ 2,233.00          $45,584.00
-----------------------------------------------------------------------------------------------------------------------------------
9c      UPS System and Battery Bank - 42 kVA    Per Specifications            $ 88,241.00       $ 2,233.00          $90,474.00
-----------------------------------------------------------------------------------------------------------------------------------
10      Installation of Generator Transfer      Per Specifications               N/A            $ 1,214.00          $1,214.00
        Switch
-----------------------------------------------------------------------------------------------------------------------------------
11a     Heating and Air Conditioning - 12,000   Per Specifications            $ 1,754.00           N/A              $ 1,754.00
        BTU - I unit
-----------------------------------------------------------------------------------------------------------------------------------
11b     Heating and Air Conditioning - 24,000   Per Specifications            $ 3,773.00           N/A              $ 3,773.00
        BTU- 2 units and Dual Controllers
-----------------------------------------------------------------------------------------------------------------------------------
11c     Heating and Air Conditioning - 36,000   Per Specifications            $ 4,086.00           N/A              $ 4,086.00
        BTU - 2 units and Dual Controllers
-----------------------------------------------------------------------------------------------------------------------------------
11d     Heating and Air Conditioning - 48,000   Per Specifications            $ 5,379.00           N/A              $ 5,379.00
        BTU - 2 units and Dual Controllers
-----------------------------------------------------------------------------------------------------------------------------------
11e     Heating and Air Conditioning - 60,000   Per Specifications            $ 6,320.00           N/A              $ 6,320.00
        BTU - 2 units and Dual Controllers
-----------------------------------------------------------------------------------------------------------------------------------
12      Fire Extinguisher - 10 # ABC            Per Specifications            $    60.00           N/A              $    60.00
-----------------------------------------------------------------------------------------------------------------------------------
13      Shelter Grounding System                Per Specifications            $ 1,184.00           N/A              $ 1,184.00
-----------------------------------------------------------------------------------------------------------------------------------
14      Interior Lighting System                Per Specifications           Included in       Included in     Included in Item 8
                                                                                Item 8           Item 8
-----------------------------------------------------------------------------------------------------------------------------------
15      Exterior Lighting System- 300W Flood    Per Specifications            $   120.00           N/A              $   120.00
        Light
-----------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 2 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 12
Material Steel

-----------------------------------------------------------------------------------------------------------------------------------
Item            Description                       Requirements               Material Cost   Installation Cost       Total Cost
-----------------------------------------------------------------------------------------------------------------------------------
16      Cable Ladder Trays -52' x 12" wide      Per Specifications            $ 1,051.00           N/A              $ 1,051.00
-----------------------------------------------------------------------------------------------------------------------------------
17a     Cable Entry Ports- 16 Port Polyphaser   Per Specifications            $ 1,552.00       Included in          $ 1,552.00
        Peep                                                                                     Item 1
-----------------------------------------------------------------------------------------------------------------------------------
17b     Cable Entry Ports- 8 Port Polyphaser    Per Specifications            $ 1,057.00       Included in          $ 1,057.00
        Peep                                                                                     Item 1
-----------------------------------------------------------------------------------------------------------------------------------
17c     Cable Entry Ports- 5 Port Polyphaser    Per Specifications            $   897.00       Included in          $   897.00
        Peep                                                                                     Item 1
-----------------------------------------------------------------------------------------------------------------------------------
18      Flooring Requirements                   Per Specifications           Included in       Included in     Included in Item 1
                                                                                Item 1           Item 1
-----------------------------------------------------------------------------------------------------------------------------------
19a     Patch Block Mounting Surface - one (1)  Per Specifications            $    62.00           N/A              $    62.00
        4ft. by 4ft.
-----------------------------------------------------------------------------------------------------------------------------------
19b     Patch Block Mounting Surface - one (1)  Per Specifications            $   139.00           N/A              $   139.00
        4ft. by 4ft.and (1) 4ft. by 8 ft.
-----------------------------------------------------------------------------------------------------------------------------------
19c     Patch Block Mounting Surface - two (2)  Per Specifications            $   155.00           N/A              $   155.00
        4ft. by 8ft.
-----------------------------------------------------------------------------------------------------------------------------------
20      Shelter Foundation Design               Per Specifications                N/A              N/A              $ 1,132.00
-----------------------------------------------------------------------------------------------------------------------------------
21      Doors - Locks and Keys                  Per Specifications           Included in       Included in     Included in Item 1
                                                                                Item 1           Item 1
-----------------------------------------------------------------------------------------------------------------------------------
22a     Warranty - 2 Year Warranty              Per Specifications            $ 2,813.00           N/A              $ 2,813.00
-----------------------------------------------------------------------------------------------------------------------------------
22b     Warranty - 3 Year Extended Warranty     Per Specifications            $11,620.00           N/A              $11,620.00
-----------------------------------------------------------------------------------------------------------------------------------
22c     Warranty - Non-24 Hour Extended         Per Specifications            $ 8,835.00           N/A              $ 8,835.00
        Warranty
-----------------------------------------------------------------------------------------------------------------------------------
23a     Exterior Radio Shelter Fascia Style 1   Per Specifications               N/A               N/A              $ 3,845.00
        Dimensional Stamped Brick
-----------------------------------------------------------------------------------------------------------------------------------
23b     Exterior Radio Shelter Fascia Style 2   Per Specifications               N/A               N/A              $ 2,017.00
        Simulated Stucco
-----------------------------------------------------------------------------------------------------------------------------------
23c     Exterior Radio Shelter Fascia Style 3   Per Specifications               N/A               N/A              $ 2,017.00
        Painted Aggregate
-----------------------------------------------------------------------------------------------------------------------------------
23d     Exterior Radio Shelter Fascia Style 4   Per Specifications               N/A               N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------------------
24      Shipping/Delivery Charges to            Per Specifications               N/A               N/A              $ 2,377.00
        Harrisburg, PA
-----------------------------------------------------------------------------------------------------------------------------------
24a     Shipping/Delivery Charges - One day     Requires Item 24                 N/A               N/A              $   450.00
        demurrage in Harrisburg, PA
-----------------------------------------------------------------------------------------------------------------------------------
24b     Shipping/Delivery Charges Harrisburg,   Requires Item 24                 N/A               N/A              $   800.00
        PA to Site
-----------------------------------------------------------------------------------------------------------------------------------
25      Off-loading                             Per Specifications               N/A               N/A              $ 2,489.00
-----------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 12
Material Steel

-----------------------------------------------------------------------------------------------------------------------------------
Item            Description                       Requirements               Material Cost    Installation Cost      Total Cost
-----------------------------------------------------------------------------------------------------------------------------------
1a      DC Power Plant - 250 AH 24VDC           Per Specifications            $  8,064.00       $ 1,910.00          $  9,974.00
-----------------------------------------------------------------------------------------------------------------------------------
1b      DC Power Plant - 500 AH 24VDC           Per Specifications            $ 11,352.00       $ 2,229.00          $ 13,581.00
-----------------------------------------------------------------------------------------------------------------------------------
1c      DC Power Plant - 1000 AH 24VDC          Per Specifications            $ 15,288.00       $ 2,654.00          $ 17,942.00
-----------------------------------------------------------------------------------------------------------------------------------
1d      DC Power Plant - 2000 AH 24VDC          Per Specifications            $ 28,886.00       $ 3,612.00          $ 32,498.00
-----------------------------------------------------------------------------------------------------------------------------------
1e      DC Power Plant - 4000 AH 24VDC          Per Specifications            $ 50,009.00       $ 4,569.00          $ 54,578.00
-----------------------------------------------------------------------------------------------------------------------------------
1f      DC Power Plant - 250 AH 48VDC           Per Specifications            $  6,509.00       $ 1,910.00          $  8,419.00
-----------------------------------------------------------------------------------------------------------------------------------
1g      DC Power Plant - 500 AH 48VDC           Per Specifications            $ 10,279.00       $ 2,229.00          $ 12,508.00
-----------------------------------------------------------------------------------------------------------------------------------
1h      DC Power Plant - 1000 AH 48VDC          Per Specifications            $ 14,979.00       $ 2,654.00          $ 17,633.00
-----------------------------------------------------------------------------------------------------------------------------------
1i      DC Power Plant - 2000 AH 48VDC          Per Specifications            $ 27,993.00       $ 3,612.00          $ 31,605.00
-----------------------------------------------------------------------------------------------------------------------------------
1j      DC Power Plant - 4000 AH 48VDC          Per Specifications            $ 45,221.00       $ 4,569.00          $ 49,790.00
-----------------------------------------------------------------------------------------------------------------------------------
1k      DC Power Plant - 1500 AH 48VDC          Per Specifications            $ 22,897.00       $ 2,654.00          $ 25,551.00
-----------------------------------------------------------------------------------------------------------------------------------
11      DC Power Plant - 3000 AH 48VDC          Per Specifications            $ 38,952.00       $ 4,569.00          $ 43,251.00
-----------------------------------------------------------------------------------------------------------------------------------
2a      Generator Room - Attached: Generator    Per Specifications               N/A               N/A              $  7,400.00
        Size 65" by 45" by 40"
-----------------------------------------------------------------------------------------------------------------------------------
2b      Generator Room - Attached: Generator    Per Specifications               N/A               N/A              $  9,450.00
        Size 90" by 45" by 60"
-----------------------------------------------------------------------------------------------------------------------------------
2c      Generator Room - Attached: Generator    Per Specifications               N/A               N/A              $ 10,105.00
        Size 112" by 45" by 60"
-----------------------------------------------------------------------------------------------------------------------------------
2d      Generator Room - Attached: Generator    Per Specifications               N/A               N/A              $ 16,566.00
        Size 65" by 45" by 40"
-----------------------------------------------------------------------------------------------------------------------------------
2e      Generator Room - Attached: Generator    Per Specifications               N/A               N/A              $ 18,075.00
        Size 90" by 45" by 60"
-----------------------------------------------------------------------------------------------------------------------------------
2f      Generator Room - Attached: Generator    Per Specifications               N/A               N/A              $ 18,398.00
        Size 112" by 45" by 60"
-----------------------------------------------------------------------------------------------------------------------------------
3       Fire Suppression                        Per Specifications               N/A               N/A              $  5,278.00
-----------------------------------------------------------------------------------------------------------------------------------
4       Installation of Emergency Generator     Per Specifications         Generator Vendor    $ 1,544.00           $  1,544.00
        (Supplied by Generator Vendor)
-----------------------------------------------------------------------------------------------------------------------------------
5       Addition Manual Transfer Switch         Per Specifications               N/A               N/A              $  1,415.00
-----------------------------------------------------------------------------------------------------------------------------------
6       Removal of old shelter.                 Per Specifications               N/A               N/A              $     27.00
        Cost per square foot.
-----------------------------------------------------------------------------------------------------------------------------------
7       Removal of old shelter foundation.      Per Specifications               N/A               N/A              $     27.00
        Cost per square foot.
-----------------------------------------------------------------------------------------------------------------------------------
8       Rectifier Drop, 30A 2-Pole, Each                                      $    82.00           N/A              $     82.00
-----------------------------------------------------------------------------------------------------------------------------------
9a      48V DC Vent System, 460CFM                                            $   749.00           N/A              $    749.00
-----------------------------------------------------------------------------------------------------------------------------------
9b      48V DC Vent System, 920CFM                                            $ 1,372.00           N/A              $  1,372.00
-----------------------------------------------------------------------------------------------------------------------------------
10a     2 Year Maintenance                      Per Specifications               N/A            $ 8,604.00          $  8,604.00
-----------------------------------------------------------------------------------------------------------------------------------
10b     3 Year Extended Maintenance             Per Specifications               N/A           $ 13,904.00          $ 13,904.00
-----------------------------------------------------------------------------------------------------------------------------------
10c     Extended Maintenance - Non-24 Hour      Per Specifications               N/A            $ 9,496.00          $  9,496.00
-----------------------------------------------------------------------------------------------------------------------------------
11a     DC Power Plant - 250 AH 48VDC           Per Specifications            $ 10,668.00       $ 1,910.00          $ 12,578.00
                                                (with N+1 Rectifier)
-----------------------------------------------------------------------------------------------------------------------------------
11b     DC Power Plant - 500 AH 48VDC           Per Specifications            $ 14,889.00       $ 2,229.00          $ 17,118.00
                                                (with N+1 Rectifier)
-----------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 12
Material Steel

-----------------------------------------------------------------------------------------------------------------------------------
Item                 Description                  Requirements               Material Cost    Installation Cost      Total Cost
-----------------------------------------------------------------------------------------------------------------------------------
11c     DC Power Plant - 1000 AH 48VDC          Per Specifications            $ 22,028.00       $ 2,654.00          $ 24,682.00
                                                (with N+1 Rectifier)
-----------------------------------------------------------------------------------------------------------------------------------
11d     DC Power Plant - 1500 AH 48VDC          Per Specifications            $ 30,056.00       $ 2,654.00          $ 32,710.00
                                                (with N+1 Rectifier)
-----------------------------------------------------------------------------------------------------------------------------------
11e     DC Power Plant - 2000 AH 48VDC          Per Specifications            $ 40,068.00       $ 3,612.00          $ 43,680.00
                                                (with N+1 Rectifier)
-----------------------------------------------------------------------------------------------------------------------------------
11f     DC Power Plant - 4000 AH 48VDC          Per Specifications            $ 71,794.00       $ 4,569.00          $ 76,363.00
                                                (with N+1 Rectifier)
-----------------------------------------------------------------------------------------------------------------------------------
11g     DC Power Plant - 3000 AH 48VDC          Per Specifications            $ 54,797.00       $ 4,569.00          $ 59,366.00
                                                (with N+1 Rectifier)
-----------------------------------------------------------------------------------------------------------------------------------
12      DC Breaker, Single Pole                 Per Specifications            $    45.00           N/A              $     45.00
-----------------------------------------------------------------------------------------------------------------------------------
12a     Additional Distribution Panel, Less     Per Specifications            $   172.00           N/A              $    172.00
        Breakers
-----------------------------------------------------------------------------------------------------------------------------------
12b     66P265, 1-pair plug-on protector for    Per Specifications            $    53.00           N/A              $     53.00
        66 block, high voltage
-----------------------------------------------------------------------------------------------------------------------------------
12c     66P015, 1-pair plug-on protector for    Per Specifications            $    53.00           N/A              $     53.00
        66 block, low voltage
-----------------------------------------------------------------------------------------------------------------------------------
12d     66GNDS, Ground Strap (1 req'd per each  Per Specifications            $     4.00           N/A              $      4.00
        66 block
-----------------------------------------------------------------------------------------------------------------------------------
12e     hardwire                                Per Specifications            $   113.00           N/A              $    113.00
-----------------------------------------------------------------------------------------------------------------------------------
12f     TJ3010A, T1 or E1, RJ48C                Per Specifications            $    91.00           N/A              $     91.00
-----------------------------------------------------------------------------------------------------------------------------------
12g     TJP265, POTS, high voltage              Per Specifications            $    91.00           N/A              $     91.00
-----------------------------------------------------------------------------------------------------------------------------------
12h     TJP016, T1 or data, low voltage         Per Specifications            $    91.00           N/A              $     91.00
-----------------------------------------------------------------------------------------------------------------------------------
13      Tenant/CoLocation Modification,         Per Specifications               N/A               N/A                   N/A
        Includes:  Additional door with
        pickguard, door ground, and open door
        alarm contact; Additional emergency
        light; 60A subfeed Load Center in
        Tenant area; and Fence Partition
-----------------------------------------------------------------------------------------------------------------------------------
14      ADC PJ604 Wrapped Terminal Block        Per Specifications            $    17.05           N/A              $     17.05
-----------------------------------------------------------------------------------------------------------------------------------
15      ADC BK-310 Adjustable Mounting Bracket  Per Specifications            $    32.65           N/A              $     32.65
        Kit
-----------------------------------------------------------------------------------------------------------------------------------
16      TSI 512 BRS-0832-133-C00-2              Per Specifications            $   179.80           N/A              $    179.80
-----------------------------------------------------------------------------------------------------------------------------------
17      TSI-5054-000-BRK-2                      Per Specifications            $    52.79           N/A              $     52.79
-----------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 12
Material Steel

-----------------------------------------------------------------------------------------------------------------------------------
Item                 Description                  Requirements               Material Cost    Installation Cost     Total Cost
-----------------------------------------------------------------------------------------------------------------------------------
18      Battery Monitor card for Analog PMU     Per Mfg. Recommendation       $   810.00           N/A              $   810.00
        (each)
-----------------------------------------------------------------------------------------------------------------------------------
19      DC Power Plant Installation             Per Specifications               N/A            $ 7,000.00          $ 7,000.00
-----------------------------------------------------------------------------------------------------------------------------------
20      DC Power Plant Steel Floor Plate        Per Specifications            $   325.00       Included in          $   325.00
                                                                                                 Item 19
-----------------------------------------------------------------------------------------------------------------------------------
21       Install Alarm Control Blocks           Per Specifications               N/A            $ 1,235.00          $ 1,235.00
         R66M150 and connect existing alarms,
         install PJ604 pin block, install
         Equipment Rack Ground Bus cable to
         cable ladder. (Existing shelter
         Upgrades)

-----------------------------------------------------------------------------------------------------------------------------------
                 Shelter Pricing Sheet                                      Material Cost         Cost               Total cost
-----------------------------------------------------------------------------------------------------------------------------------
                      Total Cost:                                                                                   $ 77,225.70
-----------------------------------------------------------------------------------------------------------------------------------

Note: Items 1-3, 5-7, 8b, 10, 11b, 12, 13, 14, 15, 16, 17b, 18, 19a, 20, 21,
22a, 23c, 24, 25 and options (5)8, 11c, (20)12, 14, 15, 16 used to calculate a total cost.

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 8
Material Fiberglass

------------------------------------------------------------------------------------------------------------------------------------
  Item                Description                  Requirements         Material Cost        Installation Cost       Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1        Shelter                                Per Specifications       $ 19,231.00                N/A               $  19,231.00
------------------------------------------------------------------------------------------------------------------------------------
2        Wiring and Conduit Requirements        Per Specifications    Included in Item 1     Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
3        Telephone Cable Entry                  Per Specifications    Included in Item 1     Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
4        Concrete Entrance Ramp                 Per Specifications            N/A                   N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
5        Radio Shelter Alarms                   Per Specifications       $  1,203.00                N/A               $   1,203.00
------------------------------------------------------------------------------------------------------------------------------------
6        Bulletproof Construction               Per Specifications    Included in Item 1     Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
7        Meet Zone II for Earthquakes           Per Specifications    Included in Item 1     Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
8a       AC Power & Electrical Service          Per Specifications       $    349.00         Included in Item 1       $     349.00
         Capacity and Distribution - 100 Amp
------------------------------------------------------------------------------------------------------------------------------------
8a1      (4) Twistlock Receptacles and Wireduct Per Specifications       $    840.00         Included in Item 1       $     840.00
------------------------------------------------------------------------------------------------------------------------------------
8b       AC Power & Electrical Service          Per Specifications       $    745.00         Included in Item 1       $     745.00
         Capacity and Distribution - 200 Amp
------------------------------------------------------------------------------------------------------------------------------------
8c       AC Power & Electrical Service          Per Specifications       $  2,749.00         Included in Item 1       $   2,749.00
         Capacity and Distribution - 400 Amp
------------------------------------------------------------------------------------------------------------------------------------
9a       UPS System and Battery Bank - 12.5 kVA Per Specifications       $ 39,590.00             $ 1,972.00           $  41,562.00
------------------------------------------------------------------------------------------------------------------------------------
9b       UPS System and Battery Bank - 21 kVA   Per Specifications       $ 43,351.00             $ 2,233.00           $  45,584.00
------------------------------------------------------------------------------------------------------------------------------------
9c       UPS System and Battery Bank - 42 kVA   Per Specifications       $ 88,241.00             $ 2,233.00           $  90,474.00
------------------------------------------------------------------------------------------------------------------------------------
10       Installation of Generator Transfer     Per Specifications            N/A                $ 1,209.00           $   1,209.00
         Switch
------------------------------------------------------------------------------------------------------------------------------------
11a      Heating and Air Conditioning - 12,000  Per Specifications       $  1,748.00                N/A               $   1,748.00
         BTU - I unit
------------------------------------------------------------------------------------------------------------------------------------
11b      Heating and Air Conditioning - 24,000  Per Specifications       $  3,773.00                N/A               $   3,773.00
         BTU- 2 units and Dual Controllers
------------------------------------------------------------------------------------------------------------------------------------
11c      Heating and Air Conditioning - 36,000  Per Specifications       $  4,086.00                N/A               $   4,086.00
         BTU - 2 units and Dual Controllers
------------------------------------------------------------------------------------------------------------------------------------
11d      Heating and Air Conditioning - 48,000  Per Specifications       $  5,379.00                N/A               $   5,379.00
         BTU - 2 units and Dual Controllers
------------------------------------------------------------------------------------------------------------------------------------
11e      Heating and Air Conditioning - 60,000  Per Specifications       $  6,320.00                N/A               $   6,320.00
         BTU - 2 units and Dual Controllers
------------------------------------------------------------------------------------------------------------------------------------
12       Fire Extinguisher - 10 # ABC           Per Specifications       $     59.00         Included in Item 1       $      59.00
------------------------------------------------------------------------------------------------------------------------------------
13       Shelter Grounding System               Per Specifications       $  1,113.00         Included in Item 1       $   1,113.00
------------------------------------------------------------------------------------------------------------------------------------
14       Interior Lighting System               Per Specifications    Included in Item 8     Included in Item 8   Included in Item 8
------------------------------------------------------------------------------------------------------------------------------------
15       Exterior Lighting System- 300W Flood   Per Specifications       $    120.00                N/A               $     120.00
         Light
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 2 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 8
Material Fiberglass

------------------------------------------------------------------------------------------------------------------------------------
  Item                Description                  Requirements         Material Cost        Installation Cost         Total Cost
------------------------------------------------------------------------------------------------------------------------------------
16       Cable Ladder Trays -16' x 12" wide     Per Specifications       $    322.00                N/A               $     322.00
------------------------------------------------------------------------------------------------------------------------------------
17a      Cable Entry Ports- 16 Port Polyphaser  Per Specifications       $  1,547.00         Included in Item 1       $   1,547.00
         Peep
------------------------------------------------------------------------------------------------------------------------------------
17b      Cable Entry Ports- 8 Port Polyphaser   Per Specifications       $  1,057.00         Included in Item 1       $   1,057.00
         Peep
------------------------------------------------------------------------------------------------------------------------------------
17c      Cable Entry Ports- 5 Port Polyphaser   Per Specifications       $    897.00         Included in Item 1       $     897.00
         Peep
------------------------------------------------------------------------------------------------------------------------------------
18       Flooring Requirements                  Per Specifications    Included in Item 1     Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
19a      Patch Block Mounting Surface - one     Per Specifications       $     61.00                N/A               $      61.00
         (1) 4ft. by 4ft.
------------------------------------------------------------------------------------------------------------------------------------
19b      Patch Block Mounting Surface - one     Per Specifications       $    139.00                N/A               $     139.00
         (1) 4ft. by 4ft.and (1) 4ft. by 8 ft.
------------------------------------------------------------------------------------------------------------------------------------
19c      Patch Block Mounting Surface - two     Per Specifications       $    155.00                N/A               $     155.00
         (2) 4ft. by 8ft.
------------------------------------------------------------------------------------------------------------------------------------
20       Shelter Foundation Design              Per Specifications            N/A                   N/A               $   1,064.00
------------------------------------------------------------------------------------------------------------------------------------
21       Doors - Locks and Keys                 Per Specifications    Included in Item 1     Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
22a      Warranty - 2 Year Warranty             Per Specifications       $  2,813.00                N/A               $   2,813.00
------------------------------------------------------------------------------------------------------------------------------------
22b      Warranty - 3 Year Extended Warranty    Per Specifications       $ 11,620.00                N/A               $  11,620.00
------------------------------------------------------------------------------------------------------------------------------------
22c      Warranty - Non-24 Hour Extended        Per Specifications       $  8,835.00                N/A               $   8,835.00
         Warranty
------------------------------------------------------------------------------------------------------------------------------------
23a      Exterior Radio Shelter Fascia Style 1  Per Specifications            N/A                   N/A               $   3,387.00
         Dimensional Stamped Brick
------------------------------------------------------------------------------------------------------------------------------------
23b      Exterior Radio Shelter Fascia Style 2  Per Specifications            N/A                   N/A               $   1,807.00
         Simulated Stucco
------------------------------------------------------------------------------------------------------------------------------------
23c      Exterior Radio Shelter Fascia Style 3  Per Specifications            N/A                   N/A               $   1,807.00
         Painted Aggregate
------------------------------------------------------------------------------------------------------------------------------------
23d      Exterior Radio Shelter Fascia Style 4  Per Specifications            N/A                   N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
24       Shipping/Delivery Charges to           Per Specifications            N/A                   N/A               $   1,436.00
         Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
24a      Shipping/Delivery Charges - One day    Requires Item 24              N/A                   N/A               $     450.00
         demurrage in Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
24b      Shipping/Delivery Charges Harrisburg,  Requires Item 24              N/A                   N/A               $     800.00
         PA to Site
------------------------------------------------------------------------------------------------------------------------------------
25       Off-loading                            Per Specifications            N/A                   N/A               $   2,340.00
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 8
Material Fiberglass

------------------------------------------------------------------------------------------------------------------------------------
  Item                Description                  Requirements         Material Cost        Installation Cost         Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1a       DC Power Plant - 250 AH 24VDC          Per Specifications       $  8,064.00             $ 1,910.00           $   9,974.00
------------------------------------------------------------------------------------------------------------------------------------
1b       DC Power Plant - 500 AH 24VDC          Per Specifications       $ 11,352.00             $ 2,229.00           $  13,581.00
------------------------------------------------------------------------------------------------------------------------------------
1c       DC Power Plant - 1000 AH 24VDC         Per Specifications       $ 15,288.00             $ 2,654.00           $  17,942.00
------------------------------------------------------------------------------------------------------------------------------------
1d       DC Power Plant - 2000 AH 24VDC         Per Specifications       $ 28,886.00             $ 3,612.00           $  32,498.00
------------------------------------------------------------------------------------------------------------------------------------
1e       DC Power Plant - 4000 AH 24VDC         Per Specifications       $ 50,009.00             $ 4,569.00           $  54,578.00
------------------------------------------------------------------------------------------------------------------------------------
1f       DC Power Plant - 250 AH 48VDC          Per Specifications       $  6,509.00             $ 1,910.00           $   8,419.00
------------------------------------------------------------------------------------------------------------------------------------
1g       DC Power Plant - 500 AH 48VDC          Per Specifications       $ 10,279.00             $ 2,229.00           $  12,508.00
------------------------------------------------------------------------------------------------------------------------------------
1h       DC Power Plant - 1000 AH 48VDC         Per Specifications       $ 14,979.00             $ 2,654.00           $  17,633.00
------------------------------------------------------------------------------------------------------------------------------------
1i       DC Power Plant - 2000 AH 48VDC         Per Specifications       $ 27,993.00             $ 3,612.00           $  31,605.00
------------------------------------------------------------------------------------------------------------------------------------
1j       DC Power Plant - 4000 AH 48VDC         Per Specifications       $ 45,221.00             $ 4,569.00           $  49,790.00
------------------------------------------------------------------------------------------------------------------------------------
lk       DC Power Plant - 1500 AH 48VDC         Per Specifications       $ 22,897.00             $ 2,654.00           $  25,551.00
------------------------------------------------------------------------------------------------------------------------------------
1l       DC Power Plant - 3000 AH 48VDC         Per Specifications       $ 38,952.00             $ 4,569.00           $  43,251.00
------------------------------------------------------------------------------------------------------------------------------------
2a       Generator Room - Attached: Generator   Per Specifications            N/A                   N/A               $   7,400.00
         Size 65" by 45" by 40"
------------------------------------------------------------------------------------------------------------------------------------
2b       Generator Room - Attached: Generator   Per Specifications            N/A                   N/A               $   9,450.00
         Size 90" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2c       Generator Room - Attached: Generator   Per Specifications            N/A                   N/A               $  10,105.00
         Size 112" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2d       Generator Room - Attached: Generator   Per Specifications            N/A                   N/A               $  16,566.00
         Size 65" by 45" by 40"
------------------------------------------------------------------------------------------------------------------------------------
2e       Generator Room - Attached: Generator   Per Specifications            N/A                   N/A               $  18,075.00
         Size 90" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2f       Generator Room - Attached: Generator   Per Specifications            N/A                   N/A               $  18,398.00
         Size 112" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
3        Fire Suppression                       Per Specifications            N/A                   N/A               $   5,278.00
------------------------------------------------------------------------------------------------------------------------------------
4        Installation of Emergency Generator    Per Specifications   Generator Vendor            $ 1,544.00           $   1,544.00
         (Supplied by Generator Vendor)
------------------------------------------------------------------------------------------------------------------------------------
5        Addition Manual Transfer Switch        Per Specifications            N/A                   N/A               $   1,415.00
------------------------------------------------------------------------------------------------------------------------------------
6        Removal of old shelter.                Per Specifications            N/A                   N/A               $      27.00
         Cost per square foot.
------------------------------------------------------------------------------------------------------------------------------------
7        Removal of old shelter foundation.     Per Specifications            N/A                   N/A               $      27.00
         Cost per square foot.
------------------------------------------------------------------------------------------------------------------------------------
8        Rectifier Drop, 30A 2-Pole, Each                                $     82.00                N/A               $      82.00
------------------------------------------------------------------------------------------------------------------------------------
9a       48V DC Vent System, 460CFM                                      $    749.00                N/A               $     749.00
------------------------------------------------------------------------------------------------------------------------------------
9b       48V DC Vent System, 920CFM                                      $  1,372.00                N/A               $   1,372.00
------------------------------------------------------------------------------------------------------------------------------------
10a      2 Year Maintenance                     Per Specifications            N/A                $ 8,604.00           $   8,604.00
------------------------------------------------------------------------------------------------------------------------------------
10b      3 Year Extended Maintenance            Per Specifications            N/A               $ 13,904.00           $  13,904.00
------------------------------------------------------------------------------------------------------------------------------------
10c      Extended Maintenance - Non-24 Hour     Per Specifications            N/A                $ 9,496.00           $   9,496.00
------------------------------------------------------------------------------------------------------------------------------------
11a      DC Power Plant - 250 AH 48VDC          Per Specifications       $ 10,668.00             $ 1,910.00           $  12,578.00
                                                (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11b      DC Power Plant - 500 AH 48VDC          Per Specifications       $ 14,889.00             $ 2,229.00           $  17,118.00
                                                (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 8
Material Fiberglass

------------------------------------------------------------------------------------------------------------------------------------
  Item                Description                  Requirements         Material Cost        Installation Cost         Total Cost
------------------------------------------------------------------------------------------------------------------------------------
11c      DC Power Plant - 1000 AH 48VDC         Per Specifications       $ 22,028.00             $ 2,654.00           $  24,682.00
                                                (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11d      DC Power Plant - 1500 AH 48VDC         Per Specifications       $ 30,056.00             $ 2,654.00           $  32,710.00
                                                (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11e      DC Power Plant - 2000 AH 48VDC         Per Specifications       $ 40,068.00             $ 3,612.00           $  43,680.00
                                                (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11f      DC Power Plant - 4000 AH 48VDC         Per Specifications       $ 71,794.00             $ 4,569.00           $  76,363.00
                                                (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11g      DC Power Plant - 3000 AH 48VDC         Per Specifications       $ 54,797.00             $ 4,569.00           $  59,366.00
                                                (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
12       DC Breaker, Single Pole                Per Specifications       $     45.00                N/A               $      45.00
------------------------------------------------------------------------------------------------------------------------------------
12a      Additional Distribution Panel, Less    Per Specifications       $    172.00                N/A               $     172.00
         Breakers
------------------------------------------------------------------------------------------------------------------------------------
12b      66P265, 1-pair plug-on protector for   Per Specifications       $     53.00                N/A               $      53.00
         66 block, high voltage
------------------------------------------------------------------------------------------------------------------------------------
12c      66P015, 1-pair plug-on protector for   Per Specifications       $     53.00                N/A               $      53.00
         66 block, low voltage
------------------------------------------------------------------------------------------------------------------------------------
12d      66GNDS, Ground Strap (1 req'd per      Per Specifications       $      4.00                N/A               $       4.00
         each 66 block
------------------------------------------------------------------------------------------------------------------------------------
12e      hardwire                               Per Specifications       $    113.00                N/A               $     113.00
------------------------------------------------------------------------------------------------------------------------------------
12f      TJ3010A, T1 or E1, RJ48C               Per Specifications       $     91.00                N/A               $      91.00
------------------------------------------------------------------------------------------------------------------------------------
12g      TJP265, POTS, high voltage             Per Specifications       $     91.00                N/A               $      91.00
------------------------------------------------------------------------------------------------------------------------------------
12h      TJP016, T1 or data, low voltage        Per Specifications       $     91.00                N/A               $      91.00
------------------------------------------------------------------------------------------------------------------------------------
13       Tenant/CoLocation Modification,        Per Specifications            N/A                   N/A                   N/A
         Includes:  Additional door with
         pickguard, door ground, and open door
         alarm contact; Additional emergency
         light; 60A subfeed Load Center in
         Tenant area; and Fence Partition
------------------------------------------------------------------------------------------------------------------------------------
14       ADC PJ604 Wrapped Terminal Block       Per Specifications       $     17.05                N/A               $      17.05
------------------------------------------------------------------------------------------------------------------------------------
15       ADC BK-310 Adjustable Mounting         Per Specifications       $     32.65                N/A               $      32.65
         Bracket Kit
------------------------------------------------------------------------------------------------------------------------------------
16       TSI 512 BRS-0832-133-C00-2             Per Specifications       $    179.80                N/A               $     179.80
------------------------------------------------------------------------------------------------------------------------------------
17       TSI-5054-000-BRK-2                     Per Specifications       $     52.79                N/A               $      52.79
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 8
Material Fiberglass

------------------------------------------------------------------------------------------------------------------------------------
  Item                Description                  Requirements         Material Cost        Installation Cost       Total Cost
------------------------------------------------------------------------------------------------------------------------------------
18       Battery Monitor card for Analog PMU    Per Mfg.                 $    810.00                N/A               $     810.00
         (each)                                 Recommendation
------------------------------------------------------------------------------------------------------------------------------------
19       DC Power Plant Installation            Per Specifications            N/A                $ 7,000.00           $   7,000.00
------------------------------------------------------------------------------------------------------------------------------------
20       DC Power Plant Steel Floor Plate       Per Specifications       $    325.00        Included in Item 19       $     325.00
------------------------------------------------------------------------------------------------------------------------------------
21       Install Alarm Control Blocks           Per Specifications            N/A                $ 1,235.00           $   1,235.00
         R66M150 and connect existing alarms,
         install PJ604 pin block, install
         Equipment Rack Ground Bus cable to
         cable ladder. (Existing shelter
         Upgrades.)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 Shelter Pricing Sheet                               Material Cost                    Cost            Total cost
------------------------------------------------------------------------------------------------------------------------------------
                      Total Cost:                                                                                     $  55,055.70
------------------------------------------------------------------------------------------------------------------------------------

Note: Items 1-3, 5-7, 8a, 10, 11a, 12, 13, 14, 15, 16, 17b, 18, 19a, 20, 21,
22a, 23c, 24, 25 and options (3)8, 11b, (20)12, 14, 15, 16 used to calculate a total cost.

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 12
Material Fiberglass

------------------------------------------------------------------------------------------------------------------------------------
 Item                Description                 Requirements            Material Cost     Installation Cost        Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1       Shelter                                Per Specifications        $  20,606.00              N/A                $ 20,606.00
------------------------------------------------------------------------------------------------------------------------------------
2       Wiring and Conduit Requirements        Per Specifications     Included in Item 1    Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
3       Telephone Cable Entry                  Per Specifications     Included in Item 1    Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
4       Concrete Entrance Ramp                 Per Specifications             N/A                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
5       Radio Shelter Alarms                   Per Specifications        $   1,207.00              N/A                $  1,207.00
------------------------------------------------------------------------------------------------------------------------------------
6       Bulletproof Construction               Per Specifications     Included in Item 1    Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
7       Meet Zone II for Earthquakes           Per Specifications     Included in Item 1    Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
8a      AC Power & Electrical Service          Per Specifications        $     350.00       Included in Item 1        $    350.00
        Capacity and Distribution - 100 Amp
------------------------------------------------------------------------------------------------------------------------------------
8b      AC Power & Electrical Service          Per Specifications        $     745.00       Included in Item 1        $    745.00
        Capacity and Distribution - 200 Amp
------------------------------------------------------------------------------------------------------------------------------------
8b1     (24) Twistlock Receptacles and         Per Specifications        $   2,830.00       Included in Item 1        $  2,830.00
        Wireduct
------------------------------------------------------------------------------------------------------------------------------------
8c      AC Power & Electrical Service          Per Specifications        $   2,749.00       Included in Item 1        $  2,749.00
        Capacity and Distribution - 400 Amp
------------------------------------------------------------------------------------------------------------------------------------
9a      UPS System and Battery Bank - 12.5 kVA Per Specifications        $  42,117.00          $  1,979.00            $ 44,096.00
------------------------------------------------------------------------------------------------------------------------------------
9b      UPS System and Battery Bank - 21 kVA   Per Specifications        $  43,351.00          $  2,233.00            $ 45,584.00
------------------------------------------------------------------------------------------------------------------------------------
9c      UPS System and Battery Bank - 42 kVA   Per Specifications        $  88,241.00          $  2,233.00            $ 90,474.00
------------------------------------------------------------------------------------------------------------------------------------
10      Installation of Generator Transfer     Per Specifications             N/A              $  1,214.00            $  1,214.00
        Switch
------------------------------------------------------------------------------------------------------------------------------------
11a     Heating and Air Conditioning - 12,000  Per Specifications        $   1,754.00              N/A                $  1,754.00
        BTU - I unit
------------------------------------------------------------------------------------------------------------------------------------
11b     Heating and Air Conditioning - 24,000  Per Specifications        $   3,773.00              N/A                $  3,773.00
        BTU- 2 units and Dual Controllers
------------------------------------------------------------------------------------------------------------------------------------
11c     Heating and Air Conditioning - 36,000  Per Specifications        $   4,086.00              N/A                $  4,086.00
        BTU - 2 units and Dual Controllers
------------------------------------------------------------------------------------------------------------------------------------
11d     Heating and Air Conditioning - 48,000  Per Specifications        $   5,379.00              N/A                $  5,379.00
        BTU - 2 units and Dual Controllers
------------------------------------------------------------------------------------------------------------------------------------
11e     Heating and Air Conditioning - 60,000  Per Specifications        $   6,320.00              N/A                $  6,320.00
        BTU - 2 units and Dual Controllers
------------------------------------------------------------------------------------------------------------------------------------
12      Fire Extinguisher - 10 # ABC           Per Specifications        $      60.00              N/A                $     60.00
------------------------------------------------------------------------------------------------------------------------------------
13      Shelter Grounding System               Per Specifications        $   1,184.00              N/A                $  1,184.00
------------------------------------------------------------------------------------------------------------------------------------
14      Interior Lighting System               Per Specifications     Included in Item 8    Included in Item 8   Included in Item 8
------------------------------------------------------------------------------------------------------------------------------------
15      Exterior Lighting System- 300W Flood   Per Specifications        $     120.00              N/A                $    120.00
        Light
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 2 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 12
Material Fiberglass

------------------------------------------------------------------------------------------------------------------------------------
 Item                Description                 Requirements            Material Cost          Installation Cost        Total Cost
------------------------------------------------------------------------------------------------------------------------------------
16      Cable Ladder Trays -52' x 12" wide     Per Specifications        $   1,051.00              N/A                $  1,051.00
------------------------------------------------------------------------------------------------------------------------------------
17a     Cable Entry Ports- 16 Port Polyphaser  Per Specifications        $   1,552.00       Included in Item 1        $  1,552.00
        Peep
------------------------------------------------------------------------------------------------------------------------------------
17b     Cable Entry Ports- 8 Port Polyphaser   Per Specifications        $   1,057.00       Included in Item 1        $  1,057.00
        Peep
------------------------------------------------------------------------------------------------------------------------------------
17c     Cable Entry Ports- 5 Port Polyphaser   Per Specifications        $     897.00       Included in Item 1        $    897.00
        Peep
------------------------------------------------------------------------------------------------------------------------------------
18      Flooring Requirements                  Per Specifications     Included in Item 1    Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
19a     Patch Block Mounting Surface - one     Per Specifications        $      62.00              N/A                $     62.00
        (1) 4ft. by 4ft.
------------------------------------------------------------------------------------------------------------------------------------
19b     Patch Block Mounting Surface - one     Per Specifications        $     139.00              N/A                $    139.00
        (1) 4ft. by 4ft.and (1) 4ft. by 8 ft.
------------------------------------------------------------------------------------------------------------------------------------
19c     Patch Block Mounting Surface - two     Per Specifications        $     155.00              N/A                $    155.00
        (2) 4ft. by 8ft.
------------------------------------------------------------------------------------------------------------------------------------
20      Shelter Foundation Design              Per Specifications             N/A                  N/A                $  1,132.00
------------------------------------------------------------------------------------------------------------------------------------
21      Doors - Locks and Keys                 Per Specifications     Included in Item 1    Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
22a     Warranty - 2 Year Warranty             Per Specifications        $   2,813.00              N/A                $  2,813.00
------------------------------------------------------------------------------------------------------------------------------------
22b     Warranty - 3 Year Extended Warranty    Per Specifications        $  11,620.00              N/A                $ 11,620.00
------------------------------------------------------------------------------------------------------------------------------------
22c     Warranty - Non-24 Hour Extended        Per Specifications        $   8,835.00              N/A                $  8,835.00
        Warranty
------------------------------------------------------------------------------------------------------------------------------------
23a     Exterior Radio Shelter Fascia Style 1  Per Specifications             N/A                  N/A                $  3,845.00
        Dimensional Stamped Brick
------------------------------------------------------------------------------------------------------------------------------------
23b     Exterior Radio Shelter Fascia Style 2  Per Specifications             N/A                  N/A                $  2,017.00
        Simulated Stucco
------------------------------------------------------------------------------------------------------------------------------------
23c     Exterior Radio Shelter Fascia Style 3  Per Specifications             N/A                  N/A                $  2,017.00
        Painted Aggregate
------------------------------------------------------------------------------------------------------------------------------------
23d     Exterior Radio Shelter Fascia Style 4  Per Specifications             N/A                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
24      Shipping/Delivery Charges to           Per Specifications             N/A                  N/A                $  2,377.00
        Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
24a     Shipping/Delivery Charges - One day    Requires Item 24               N/A                  N/A                $    450.00
        demurrage in Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
24b     Shipping/Delivery Charges Harrisburg,  Requires Item 24               N/A                  N/A                $    800.00
        PA to Site
------------------------------------------------------------------------------------------------------------------------------------
25      Off-loading                            Per Specifications             N/A                  N/A                $  2,489.00
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 12
Material Fiberglass

------------------------------------------------------------------------------------------------------------------------------------
Item                Description                 Requirements            Material Cost          Installation Cost      Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1a      DC Power Plant - 250 AH 24VDC          Per Specifications        $   8,064.00          $  1,910.00            $  9,974.00
------------------------------------------------------------------------------------------------------------------------------------
1b      DC Power Plant - 500 AH 24VDC          Per Specifications        $  11,352.00          $  2,229.00            $ 13,581.00
------------------------------------------------------------------------------------------------------------------------------------
1c      DC Power Plant - 1000 AH 24VDC         Per Specifications        $  15,288.00          $  2,654.00            $ 17,942.00
------------------------------------------------------------------------------------------------------------------------------------
1d      DC Power Plant - 2000 AH 24VDC         Per Specifications        $  28,886.00          $  3,612.00            $ 32,498.00
------------------------------------------------------------------------------------------------------------------------------------
1e      DC Power Plant - 4000 AH 24VDC         Per Specifications        $  50,009.00          $  4,569.00            $ 54,578.00
------------------------------------------------------------------------------------------------------------------------------------
1f      DC Power Plant - 250 AH 48VDC          Per Specifications        $   6,509.00          $  1,910.00            $  8,419.00
------------------------------------------------------------------------------------------------------------------------------------
1g      DC Power Plant - 500 AH 48VDC          Per Specifications        $  10,279.00          $  2,229.00            $ 12,508.00
------------------------------------------------------------------------------------------------------------------------------------
1h      DC Power Plant - 1000 AH 48VDC         Per Specifications        $  14,979.00          $  2,654.00            $ 17,633.00
------------------------------------------------------------------------------------------------------------------------------------
1i      DC Power Plant - 2000 AH 48VDC         Per Specifications        $  27,993.00          $  3,612.00            $ 31,605.00
------------------------------------------------------------------------------------------------------------------------------------
1j      DC Power Plant - 4000 AH 48VDC         Per Specifications        $  45,221.00          $  4,569.00            $ 49,790.00
------------------------------------------------------------------------------------------------------------------------------------
1k      DC Power Plant - 1500 AH 48VDC         Per Specifications        $  22,897.00          $  2,654.00            $ 25,551.00
------------------------------------------------------------------------------------------------------------------------------------
11      DC Power Plant - 3000 AH 48VDC         Per Specifications        $  38,952.00          $  4,569.00            $ 43,251.00
------------------------------------------------------------------------------------------------------------------------------------
2a      Generator Room - Attached: Generator   Per Specifications             N/A                  N/A                $  7,400.00
        Size 65" by 45" by 40"
------------------------------------------------------------------------------------------------------------------------------------
2b      Generator Room - Attached: Generator   Per Specifications             N/A                  N/A                $  9,450.00
        Size 90" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2c      Generator Room - Attached: Generator   Per Specifications             N/A                  N/A                $ 10,105.00
        Size 112" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2d      Generator Room - Attached: Generator   Per Specifications             N/A                  N/A                $ 16,566.00
        Size 65" by 45" by 40"
------------------------------------------------------------------------------------------------------------------------------------
2e      Generator Room - Attached: Generator   Per Specifications             N/A                  N/A                $ 18,075.00
        Size 90" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2f      Generator Room - Attached: Generator   Per Specifications             N/A                  N/A                $ 18,398.00
        Size 112" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
3       Fire Suppression                       Per Specifications             N/A                  N/A                $  5,278.00
------------------------------------------------------------------------------------------------------------------------------------
4       Installation of Emergency Generator    Per Specifications     Generator Vendor         $  1,544.00            $  1,544.00
        (Supplied by Generator Vendor)
------------------------------------------------------------------------------------------------------------------------------------
5       Addition Manual Transfer Switch        Per Specifications             N/A                  N/A                $  1,415.00
------------------------------------------------------------------------------------------------------------------------------------
6       Removal of old                         Per Specifications             N/A                  N/A                $     27.00
        shelter. Cost per square foot.
------------------------------------------------------------------------------------------------------------------------------------
7       Removal of old shelter foundation.     Per Specifications             N/A                  N/A                $     27.00
        Cost per square foot.
------------------------------------------------------------------------------------------------------------------------------------
8       Rectifier Drop, 30A 2-Pole, Each                                 $      82.00              N/A                $     82.00
------------------------------------------------------------------------------------------------------------------------------------
9a      48V DC Vent System, 460CFM                                       $     749.00              N/A                $    749.00
------------------------------------------------------------------------------------------------------------------------------------
9b      48V DC Vent System, 920CFM                                       $   1,372.00              N/A                $  1,372.00
------------------------------------------------------------------------------------------------------------------------------------
10a     2 Year Maintenance                     Per Specifications             N/A              $  8,604.00            $  8,604.00
------------------------------------------------------------------------------------------------------------------------------------
10b     3 Year Extended Maintenance            Per Specifications             N/A              $ 13,904.00            $ 13,904.00
------------------------------------------------------------------------------------------------------------------------------------
10c     Extended Maintenance - Non-24 Hour     Per Specifications             N/A              $  9,496.00            $  9,496.00
------------------------------------------------------------------------------------------------------------------------------------
11a     DC Power Plant - 250 AH 48VDC          Per Specifications        $  10,668.00          $  1,910.00            $ 12,578.00
                                               (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11b     DC Power Plant - 500 AH 48VDC          Per Specifications        $  14,889.00          $  2,229.00            $ 17,118.00
                                               (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 12
Material Fiberglass

------------------------------------------------------------------------------------------------------------------------------------
Item                Description                 Requirements            Material Cost          Installation Cost      Total Cost
------------------------------------------------------------------------------------------------------------------------------------
11c     DC Power Plant - 1000 AH 48VDC         Per Specifications        $  22,028.00          $  2,654.00            $ 24,682.00
                                               (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11d     DC Power Plant - 1500 AH 48VDC         Per Specifications        $  30,056.00          $  2,654.00            $ 32,710.00
                                               (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11e     DC Power Plant - 2000 AH 48VDC         Per Specifications        $  40,068.00          $  3,612.00            $ 43,680.00
                                               (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11f     DC Power Plant - 4000 AH 48VDC         Per Specifications        $  71,794.00          $  4,569.00            $ 76,363.00
                                               (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11g     DC Power Plant - 3000 AH 48VDC         Per Specifications        $  54,797.00          $  4,569.00            $ 59,366.00
                                               (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
12      DC Breaker, Single Pole                Per Specifications        $      45.00              N/A                $     45.00
------------------------------------------------------------------------------------------------------------------------------------
12a     Additional Distribution Panel, Less    Per Specifications        $     172.00              N/A                $    172.00
        Breakers
------------------------------------------------------------------------------------------------------------------------------------
12b     66P265, 1-pair plug-on protector for   Per Specifications        $      53.00              N/A                $     53.00
        66 block, high voltage
------------------------------------------------------------------------------------------------------------------------------------
12c     66P015, 1-pair plug-on protector for   Per Specifications        $      53.00              N/A                $     53.00
        66 block, low voltage
------------------------------------------------------------------------------------------------------------------------------------
12d     66GNDS, Ground Strap (1 req'd per      Per Specifications        $       4.00              N/A                $      4.00
        each 66 block
------------------------------------------------------------------------------------------------------------------------------------
12e     hardwire                               Per Specifications        $     113.00              N/A                $    113.00
------------------------------------------------------------------------------------------------------------------------------------
12f     TJ3010A, T1 or E1, RJ48C               Per Specifications        $      91.00              N/A                $     91.00
------------------------------------------------------------------------------------------------------------------------------------
12g     TJP265, POTS, high voltage             Per Specifications        $      91.00              N/A                $     91.00
------------------------------------------------------------------------------------------------------------------------------------
12h     TJP016, T1 or data, low voltage        Per Specifications        $      91.00              N/A                $     91.00
------------------------------------------------------------------------------------------------------------------------------------
13      Tenant/CoLocation Modification,        Per Specifications             N/A                  N/A                   N/A
        Includes:  Additional door with
        pickguard, door ground, and open door
        alarm contact; Additional emergency
        light; 60A subfeed Load Center in
        Tenant area; and Fence Partition
------------------------------------------------------------------------------------------------------------------------------------
14      ADC PJ604 Wrapped Terminal Block       Per Specifications        $      17.05              N/A                $     17.05
------------------------------------------------------------------------------------------------------------------------------------
15      ADC BK-310 Adjustable Mounting         Per Specifications        $      32.65              N/A                $     32.65
        Bracket Kit
------------------------------------------------------------------------------------------------------------------------------------
16      TSI 512 BRS-0832-133-C00-2             Per Specifications        $     179.80              N/A                $    179.80
------------------------------------------------------------------------------------------------------------------------------------
17      TSI-5054-000-BRK-2                     Per Specifications        $      52.79              N/A                $     52.79
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 12
Material Fiberglass

------------------------------------------------------------------------------------------------------------------------------------
Item                Description                 Requirements            Material Cost        Installation Cost       Total Cost
------------------------------------------------------------------------------------------------------------------------------------
18      Battery Monitor card for Analog PMU    Per Mfg.                  $     810.00              N/A                $    810.00
        (each)                                 Recommendation
------------------------------------------------------------------------------------------------------------------------------------
19      DC Power Plant Installation            Per Specifications             N/A              $  7,000.00            $  7,000.00
------------------------------------------------------------------------------------------------------------------------------------
20      DC Power Plant Steel Floor Plate       Per Specifications        $     325.00      Included in Item 19        $    325.00
------------------------------------------------------------------------------------------------------------------------------------
21      Install Alarm Control Blocks           Per Specifications             N/A              $  1,235.00            $  1,235.00
        R66M150 and connect existing alarms,
        install P5604 pin block, install
        Equipment Rack Ground Bus cable to
        cable ladder. (Existing shelter
        Upgrades)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Shelter Pricing Sheet                                 Material Cost        Cost                       Total cost
------------------------------------------------------------------------------------------------------------------------------------
                     Total Cost:                                                                                      $ 68,758.70
------------------------------------------------------------------------------------------------------------------------------------

Note: Items 1-3, 5-7, 8b, 10, 11b, 12, 13, 14, 15, 16, 17b, 18, 19a, 20, 21,
22a, 23c, 24, 25 and options (5)8, 11c, (20)12, 14, 15, 18 used to calculate a total cost.

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 8
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item                Description                 Requirements           Material Cost        Installation Cost      Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1       Shelter                                Per Specifications       $  18,436.00              N/A               $  18,436.00
------------------------------------------------------------------------------------------------------------------------------------
2       Wiring and Conduit Requirements        Per Specifications   Included in Item 1    Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
3       Telephone Cable Entry                  Per Specifications   Included in Item 1    Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
4       Concrete Entrance Ramp                 Per Specifications           N/A                   N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------
5       Radio Shelter Alarms                   Per Specifications       $   1,203.00              N/A               $   1,203.00
------------------------------------------------------------------------------------------------------------------------------------
6       Bulletproof Construction               Per Specifications   Included in Item 1    Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
7       Meet Zone II for Earthquakes           Per Specifications   Included in Item 1    Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
8a      AC Power & Electrical Service          Per Specifications       $     349.00      Included in Item 1        $     349.00
        Capacity and Distribution - 100 Amp
------------------------------------------------------------------------------------------------------------------------------------
8a1     (4) Twistlock Receptacles and          Per Specifications       $     840.00      Included in Item 1        $     840.00
        Wireduct
------------------------------------------------------------------------------------------------------------------------------------
8b      AC Power & Electrical Service          Per Specifications       $     745.00      Included in Item 1        $     745.00
        Capacity and Distribution - 200 Amp
------------------------------------------------------------------------------------------------------------------------------------
8c      AC Power & Electrical Service          Per Specifications       $   2,749.00      Included in Item 1        $   2,749.00
        Capacity and Distribution - 400 Amp
------------------------------------------------------------------------------------------------------------------------------------
9a      UPS System and Battery Bank - 12.5     Per Specifications       $  39,590.00          $   1,972.00          $  41,562.00
        kVA
------------------------------------------------------------------------------------------------------------------------------------
9b      UPS System and Battery Bank - 21 kVA   Per Specifications       $  43,351.00          $   2,233.00          $  45,584.00
------------------------------------------------------------------------------------------------------------------------------------
9c      UPS System and Battery Bank - 42 kVA   Per Specifications       $  88,241.00          $   2,233.00          $  90,474.00
------------------------------------------------------------------------------------------------------------------------------------
10      Installation of Generator Transfer     Per Specifications           N/A               $   1,209.00          $   1,209.00
        Switch
------------------------------------------------------------------------------------------------------------------------------------
11a     Heating and Air Conditioning -         Per Specifications       $   1,748.00              N/A               $   1,748.00
        12,000 BTU - I unit
------------------------------------------------------------------------------------------------------------------------------------
11b     Heating and Air Conditioning -         Per Specifications       $   3,773.00              N/A               $   3,773.00
        24,000 BTU- 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
11c     Heating and Air Conditioning -         Per Specifications       $   4,086.00              N/A               $   4,086.00
        36,000 BTU - 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
11d     Heating and Air Conditioning -         Per Specifications       $   5,379.00              N/A               $   5,379.00
        48,000 BTU - 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
11e     Heating and Air Conditioning -         Per Specifications       $   6,320.00              N/A               $   6,320.00
        60,000 BTU - 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
12      Fire Extinguisher - 10 # ABC           Per Specifications       $      59.00      Included in Item 1        $      59.00
------------------------------------------------------------------------------------------------------------------------------------
13      Shelter Grounding System               Per Specifications       $   1,113.00      Included in Item 1        $   1,113.00
------------------------------------------------------------------------------------------------------------------------------------
14      Interior Lighting System               Per Specifications   Included in Item 8    Included in Item 8    Included in Item 8
------------------------------------------------------------------------------------------------------------------------------------
15      Exterior Lighting System- 300W         Per Specifications       $     120.00              N/A               $     120.00
        Flood Light
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 2 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 8
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item                Description                 Requirements           Material Cost        Installation Cost      Total Cost
------------------------------------------------------------------------------------------------------------------------------------
16        Cable Ladder Trays -16' x 12" wide   Per Specifications       $     322.00              N/A               $     322.00
------------------------------------------------------------------------------------------------------------------------------------
17a       Cable Entry Ports- 16 Port           Per Specifications       $   1,547.00      Included in Item 1        $   1,547.00
          Polyphaser Peep
------------------------------------------------------------------------------------------------------------------------------------
17b       Cable Entry Ports- 8 Port            Per Specifications       $   1,057.00      Included in Item 1        $   1,057.00
          Polyphaser Peep
------------------------------------------------------------------------------------------------------------------------------------
17c       Cable Entry Ports- 5 Port            Per Specifications       $     897.00      Included in Item 1        $     897.00
          Polyphaser Peep
------------------------------------------------------------------------------------------------------------------------------------
18        Flooring Requirements                Per Specifications   Included in Item 1    Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
19a       Patch Block Mounting Surface - one   Per Specifications       $      61.00              N/A               $      61.00
          (1) 4ft. by 4ft.
------------------------------------------------------------------------------------------------------------------------------------
19b       Patch Block Mounting Surface - one   Per Specifications       $     139.00              N/A               $     139.00
          (1) 4ft. by 4ft.and (1) 4ft. by 8
          ft.
------------------------------------------------------------------------------------------------------------------------------------
19c       Patch Block Mounting Surface - two   Per Specifications       $     155.00              N/A               $     155.00
          (2) 4ft. by 8ft.
------------------------------------------------------------------------------------------------------------------------------------
20        Shelter Foundation Design            Per Specifications           N/A                   N/A               $   1,064.00
------------------------------------------------------------------------------------------------------------------------------------
21        Doors - Locks and Keys               Per Specifications   Included in Item 1    Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
22a       Warranty - 2 Year Warranty           Per Specifications       $   2,813.00              N/A               $   2,813.00
------------------------------------------------------------------------------------------------------------------------------------
22b       Warranty - 3 Year Extended Warranty  Per Specifications       $  11,620.00              N/A               $  11,620.00
------------------------------------------------------------------------------------------------------------------------------------
22c       Warranty - Extended Non-24 Hour      Per Specifications       $   8,835.00              N/A               $   8,835.00
          Warranty
------------------------------------------------------------------------------------------------------------------------------------
23a       Exterior Radio Shelter Fascia Style  Per Specifications           N/A                   N/A               $   3,387.00
          1 Dimensional Stamped Brick
------------------------------------------------------------------------------------------------------------------------------------
23b       Exterior Radio Shelter Fascia Style  Per Specifications           N/A                   N/A               $   1,807.00
          2 Simulated Stucco
------------------------------------------------------------------------------------------------------------------------------------
23c       Exterior Radio Shelter Fascia Style  Per Specifications           N/A                   N/A               $   1,807.00
          3 Painted Aggregate
------------------------------------------------------------------------------------------------------------------------------------
23d       Exterior Radio Shelter Fascia Style  Per Specifications           N/A                   N/A                  N/A
          4
------------------------------------------------------------------------------------------------------------------------------------
24        Shipping/Delivery Charges to         Per Specifications           N/A                   N/A               $   1,436.00
          Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
24a       Shipping/Delivery Charges - One day   Requires Item 24            N/A                   N/A               $     450.00
          demurrage in Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
24b       Shipping/Delivery Charges             Requires Item 24            N/A                   N/A               $     800.00
          Harrisburg, PA to Site
------------------------------------------------------------------------------------------------------------------------------------
25        Off-loading                          Per Specifications           N/A                   N/A               $   2,340.00
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 8
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item                Description                 Requirements           Material Cost        Installation Cost      Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1a        DC Power Plant - 250 AH 24VDC        Per Specifications       $   8,064.00          $   1,910.00          $   9,974.00
------------------------------------------------------------------------------------------------------------------------------------
1b        DC Power Plant - 500 AH 24VDC        Per Specifications       $  11,352.00          $   2,229.00          $  13,581.00
------------------------------------------------------------------------------------------------------------------------------------
1c        DC Power Plant - 1000 AH 24VDC       Per Specifications       $  15,288.00          $   2,654.00          $  17,942.00
------------------------------------------------------------------------------------------------------------------------------------
1d        DC Power Plant - 2000 AH 24VDC       Per Specifications       $  28,886.00          $   3,612.00          $  32,498.00
------------------------------------------------------------------------------------------------------------------------------------
1e        DC Power Plant - 4000 AH 24VDC       Per Specifications       $  50,009.00          $   4,569.00          $  54,578.00
------------------------------------------------------------------------------------------------------------------------------------
1f        DC Power Plant - 250 AH 48VDC        Per Specifications       $   6,509.00          $   1,910.00          $   8,419.00
------------------------------------------------------------------------------------------------------------------------------------
1g        DC Power Plant - 500 AH 48VDC        Per Specifications       $  10,279.00          $   2,229.00          $  12,508.00
------------------------------------------------------------------------------------------------------------------------------------
1h        DC Power Plant - 1000 AH 48VDC       Per Specifications       $  14,979.00          $   2,654.00          $  17,633.00
------------------------------------------------------------------------------------------------------------------------------------
1i        DC Power Plant - 2000 AH 48VDC       Per Specifications       $  27,993.00          $   3,612.00          $  31,605.00
------------------------------------------------------------------------------------------------------------------------------------
1j        DC Power Plant - 4000 AH 48VDC       Per Specifications       $  45,221.00          $   4,569.00          $  49,790.00
------------------------------------------------------------------------------------------------------------------------------------
1k        DC Power Plant - 1500 AH 48VDC       Per Specifications       $  22,897.00          $   2,654.00          $  25,551.00
------------------------------------------------------------------------------------------------------------------------------------
1l        DC Power Plant - 3000 AH 48VDC       Per Specifications       $  38,952.00          $   4,569.00          $  43,251.00
------------------------------------------------------------------------------------------------------------------------------------
2a        Generator Room - Attached:           Per Specifications           N/A                   N/A               $   7,400.00
          Generator Size 65" by 45" by 40"
------------------------------------------------------------------------------------------------------------------------------------
2b        Generator Room - Attached:           Per Specifications           N/A                   N/A               $   9,450.00
          Generator Size 90" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2c        Generator Room - Attached:           Per Specifications           N/A                   N/A               $  10,105.00
          Generator Size 112" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2d        Generator Room - Attached:           Per Specifications           N/A                   N/A               $  16,566.00
          Generator Size 65" by 45" by 40"
------------------------------------------------------------------------------------------------------------------------------------
2e        Generator Room - Attached:           Per Specifications           N/A                   N/A               $  18,075.00
          Generator Size 90" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2f        Generator Room - Attached:           Per Specifications           N/A                   N/A               $  18,398.00
          Generator Size 112" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
3         Fire Suppression                     Per Specifications           N/A                   N/A               $   5,278.00
------------------------------------------------------------------------------------------------------------------------------------
4         Installation of Emergency Generator  Per Specifications    Generator Vendor         $   1,544.00          $   1,544.00
          (Supplied by Generator Vendor)
------------------------------------------------------------------------------------------------------------------------------------
5         Addition Manual Transfer Switch      Per Specifications           N/A                   N/A               $   1,415.00
------------------------------------------------------------------------------------------------------------------------------------
6         Removal of old shelter.              Per Specifications           N/A                   N/A               $      27.00
          Cost per square foot.
------------------------------------------------------------------------------------------------------------------------------------
7         Removal of old shelter foundation.   Per Specifications           N/A                   N/A               $      27.00
          Cost per square foot.
------------------------------------------------------------------------------------------------------------------------------------
8         Rectifier Drop, 30A 2-Pole, Each                              $      82.00              N/A               $      82.00
------------------------------------------------------------------------------------------------------------------------------------
9a        48V DC Vent System, 460CFM                                    $     749.00              N/A               $     749.00
------------------------------------------------------------------------------------------------------------------------------------
9b        48V DC Vent System, 920CFM                                    $   1,372.00              N/A               $   1,372.00
------------------------------------------------------------------------------------------------------------------------------------
10a       2 Year Maintenance                   Per Specifications           N/A               $   8,604.00          $   8,604.00
------------------------------------------------------------------------------------------------------------------------------------
10b       3 Year Extended Maintenance          Per Specifications           N/A               $  13,904.00          $  13,904.00
------------------------------------------------------------------------------------------------------------------------------------
10c       Extended Maintenance - Non-24 Hour   Per Specifications           N/A               $   9,496.00          $   9,496.00
------------------------------------------------------------------------------------------------------------------------------------
11a       DC Power Plant - 250 AH 48VDC        Per Specifications       $  10,668.00          $   1,910.00          $  12,578.00
                                               (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11b       DC Power Plant - 500 AH 48VDC        Per Specifications       $  14,889.00          $   2,229.00          $  17,118.00
                                               (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11c       DC Power Plant - 1000 AH 48VDC       Per Specifications       $  22,028.00          $   2,654.00          $  24,682.00
                                               (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11d       DC Power Plant - 1500 AH 48VDC       Per Specifications       $  30,056.00          $   2,654.00          $  32,710.00
                                               (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 8
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item                Description                 Requirements           Material Cost        Installation Cost      Total Cost
------------------------------------------------------------------------------------------------------------------------------------
11e       DC Power Plant - 2000 AH 48VDC       Per Specifications       $  40,068.00          $   3,612.00          $  43,680.00
                                               (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11f       DC Power Plant - 4000 AH 48VDC       Per Specifications       $  71,794.00          $   4,569.00          $  76,363.00
                                               (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11g       DC Power Plant - 3000 AH 48VDC       Per Specifications       $  54,797.00          $   4,569.00          $  59,366.00
                                               (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
12        DC Breaker, Single Pole              Per Specifications       $      45.00              N/A               $      45.00
------------------------------------------------------------------------------------------------------------------------------------
12a       Additional Distribution Panel, Less  Per Specifications       $     172.00              N/A               $     172.00
          Breakers
------------------------------------------------------------------------------------------------------------------------------------
12b       66P265, 1-pair plug-on protector     Per Specifications       $      53.00              N/A               $      53.00
          for 66 block, high voltage
------------------------------------------------------------------------------------------------------------------------------------
12c       66P015, 1-pair plug-on protector     Per Specifications       $      53.00              N/A               $      53.00
          for 66 block, low voltage
------------------------------------------------------------------------------------------------------------------------------------
12d       66GNDS, Ground Strap                 Per Specifications       $       4.00              N/A               $       4.00
          (1 req'd per each 66 block
------------------------------------------------------------------------------------------------------------------------------------
12e       TJ1010A, T1 or E1, RJ48C or hardwire Per Specifications       $     113.00              N/A               $     113.00
------------------------------------------------------------------------------------------------------------------------------------
12f       TJ3010A, T1 or E1, RJ48C             Per Specifications       $      91.00              N/A               $      91.00
------------------------------------------------------------------------------------------------------------------------------------
12g       TJP265, POTS, high voltage           Per Specifications       $      91.00              N/A               $      91.00
------------------------------------------------------------------------------------------------------------------------------------
12h       TJP016, T1 or data, low voltage      Per Specifications       $      91.00              N/A               $      91.00
------------------------------------------------------------------------------------------------------------------------------------
13        Tenant/CoLocation Modification,      Per Specifications           N/A                   N/A                  N/A
          Includes:  Additional door with
          pickguard, door ground, and open
          door alarm contact; Additional
          emergency light; 60A subfeed Load
          Center in Tenant area; and Fence
          Partition
------------------------------------------------------------------------------------------------------------------------------------
14        ADC PJ604 Wrapped Terminal Block     Per Specifications       $      17.05              N/A               $      17.05
------------------------------------------------------------------------------------------------------------------------------------
15        ADC BK-310 Adjustable Mounting       Per Specifications       $      32.65              N/A               $      32.65
          Bracket Kit
------------------------------------------------------------------------------------------------------------------------------------
16        TSI 512 BRS-0832-133-C00-2           Per Specifications       $     179.80              N/A               $     179.80
------------------------------------------------------------------------------------------------------------------------------------
17        TSI-5054-000-BRK-2                   Per Specifications       $      52.79              N/A               $      52.79
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 8
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item                Description                 Requirements           Material Cost        Installation Cost         Total Cost
------------------------------------------------------------------------------------------------------------------------------------
18        Battery Monitor card for Analog PMU  Per Mfg.                 $     810.00              N/A               $     810.00
          (each)                               Recommendation
------------------------------------------------------------------------------------------------------------------------------------
19        DC Power Plant Installation          Per Specifications           N/A               $   7,000.00          $   7,000.00
------------------------------------------------------------------------------------------------------------------------------------
20        DC Power Plant Steel Floor Plate     Per Specifications       $     325.00      Included in Item 19       $     325.00
------------------------------------------------------------------------------------------------------------------------------------
21        Install Alarm Control Blocks         Per Specifications           N/A               $   1,235.00          $   1,235.00
          R66M150 and connect existing alarms,
          install PJ604 pin block, install
          Equipment Rack Ground Bus cable to
          cable ladder. (Existing shelter
          Upgrades.)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 Shelter Pricing Sheet                                 Material Cost       Installation Cost        Total cost
------------------------------------------------------------------------------------------------------------------------------------
                      Total Cost:                                                                                   $  54,800.70
------------------------------------------------------------------------------------------------------------------------------------

Note: Items 1-3, 5-7, 8a, 10, 11a, 12, 13, 14, 15, 16, 17b, 18, 19a, 20, 21,
22a, 23c, 24, 25 and options (3)8, 11b, (20)12, 14, 15, 18 used to calculate a total cost.

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 12
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item                Description                    Requirements         Material Cost        Installation Cost       Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1       Shelter                                   Per Specifications       $   19,641.00           N/A              $   19,641.00
------------------------------------------------------------------------------------------------------------------------------------
2       Wiring and Conduit Requirements           Per Specifications   Included in Item 1   Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
3       Telephone Cable Entry                     Per Specifications   Included in Item 1   Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
4       Concrete Entrance Ramp                    Per Specifications           N/A                 N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------
5       Radio Shelter Alarms                      Per Specifications       $    1,207.00           N/A              $    1,207.00
------------------------------------------------------------------------------------------------------------------------------------
6       Bulletproof Construction                  Per Specifications   Included in Item 1   Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
7       Meet Zone II for Earthquakes              Per Specifications   Included in Item 1   Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
8a      AC Power & Electrical Service             Per Specifications       $      350.00    Included in Item 1      $      350.00
        Capacity and Distribution - 100 Amp
------------------------------------------------------------------------------------------------------------------------------------
8b      AC Power & Electrical Service             Per Specifications       $      745.00    Included in Item 1      $      745.00
        Capacity and Distribution - 200 Amp
------------------------------------------------------------------------------------------------------------------------------------
8b1     (24) Twistlock Receptacles and            Per Specifications       $    2,830.00    Included in Item 1      $    2,830.00
        Wireduct
------------------------------------------------------------------------------------------------------------------------------------
8c      AC Power & Electrical Service             Per Specifications       $    2,749.00    Included in Item 1      $    2,749.00
        Capacity and Distribution - 400 Amp
------------------------------------------------------------------------------------------------------------------------------------
9a      UPS System and Battery Bank - 12.5 kVA    Per Specifications       $   42,117.00       $    1,979.00        $   44,096.00
------------------------------------------------------------------------------------------------------------------------------------
9b      UPS System and Battery Bank - 21 kVA      Per Specifications       $   43,351.00       $    2,233.00        $   45,584.00
------------------------------------------------------------------------------------------------------------------------------------
9c      UPS System and Battery Bank - 42 kVA      Per Specifications       $   88,241.00       $    2,233.00        $   90,474.00
------------------------------------------------------------------------------------------------------------------------------------
10      Installation of Generator Transfer        Per Specifications           N/A             $    1,214.00        $    1,214.00
        Switch
------------------------------------------------------------------------------------------------------------------------------------
11a     Heating and Air Conditioning - 12,000     Per Specifications       $    1,754.00           N/A              $    1,754.00
        BTU - I unit
------------------------------------------------------------------------------------------------------------------------------------
11b     Heating and Air Conditioning - 24,000     Per Specifications       $    3,773.00           N/A              $    3,773.00
        BTU- 2 units and Dual Controllers
------------------------------------------------------------------------------------------------------------------------------------
11c     Heating and Air Conditioning - 36,000     Per Specifications       $    4,086.00           N/A              $    4,086.00
        BTU - 2 units and Dual Controllers
------------------------------------------------------------------------------------------------------------------------------------
11d     Heating and Air Conditioning - 48,000     Per Specifications       $    5,379.00           N/A              $    5,379.00
        BTU - 2 units and Dual Controllers
------------------------------------------------------------------------------------------------------------------------------------
11e     Heating and Air Conditioning - 60,000     Per Specifications       $    6,320.00           N/A              $    6,320.00
        BTU - 2 units and Dual Controllers
------------------------------------------------------------------------------------------------------------------------------------
12      Fire Extinguisher - 10 # ABC              Per Specifications       $       60.00           N/A              $       60.00
------------------------------------------------------------------------------------------------------------------------------------
13      Shelter Grounding System                  Per Specifications       $    1,184.00           N/A              $    1,184.00
------------------------------------------------------------------------------------------------------------------------------------
14      Interior Lighting System                  Per Specifications   Included in Item 8   Included in Item 8   Included in Item 8
------------------------------------------------------------------------------------------------------------------------------------
15      Exterior Lighting System - 300W Flood     Per Specifications       $      120.00           N/A              $      120.00
        Light
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 2 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 12
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item                Description                    Requirements         Material Cost        Installation Cost       Total Cost
------------------------------------------------------------------------------------------------------------------------------------
16      Cable Ladder Trays - 52' x 12" wide       Per Specifications       $    1,051.00           N/A              $    1,051.00
------------------------------------------------------------------------------------------------------------------------------------
17a     Cable Entry Ports - 16 Port Polyphaser    Per Specifications       $    1,552.00    Included in Item 1      $    1,552.00
        Peep
------------------------------------------------------------------------------------------------------------------------------------
17b     Cable Entry Ports - 8 Port Polyphaser     Per Specifications       $    1,057.00    Included in Item 1      $    1,057.00
        Peep
------------------------------------------------------------------------------------------------------------------------------------
17c     Cable Entry Ports - 5 Port Polyphaser     Per Specifications       $      897.00    Included in Item 1      $      897.00
        Peep
------------------------------------------------------------------------------------------------------------------------------------
18      Flooring Requirements                     Per Specifications   Included in Item 1   Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
19a     Patch Block Mounting Surface - one        Per Specifications       $       62.00           N/A              $       62.00
        (1) 4ft. by 4ft.
------------------------------------------------------------------------------------------------------------------------------------
19b     Patch Block Mounting Surface - one        Per Specifications       $      139.00           N/A              $      139.00
        (1) 4ft. by 4ft.and (1) 4ft. by 8 ft.
------------------------------------------------------------------------------------------------------------------------------------
19c     Patch Block Mounting Surface - two        Per Specifications       $      155.00           N/A              $      155.00
        (2) 4ft. by 8ft.
------------------------------------------------------------------------------------------------------------------------------------
20      Shelter Foundation Design                 Per Specifications           N/A                 N/A              $    1,132.00
------------------------------------------------------------------------------------------------------------------------------------
21      Doors - Locks and Keys                    Per Specifications   Included in Item 1   Included in Item 1   Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
22a     Warranty - 2 Year Warranty                Per Specifications       $    2,813.00           N/A              $    2,813.00
------------------------------------------------------------------------------------------------------------------------------------
22b     Warranty - 3 Year Extended Warranty       Per Specifications       $   11,620.00           N/A              $   11,620.00
------------------------------------------------------------------------------------------------------------------------------------
22c     Warranty - Non-24 Hour Extended           Per Specifications       $    8,835.00           N/A              $    8,835.00
        Warranty
------------------------------------------------------------------------------------------------------------------------------------
23a     Exterior Radio Shelter Fascia Style 1     Per Specifications           N/A                 N/A              $    3,845.00
        Dimensional Stamped Brick
------------------------------------------------------------------------------------------------------------------------------------
23b     Exterior Radio Shelter Fascia Style 2     Per Specifications           N/A                 N/A              $    2,017.00
        Simulated Stucco
------------------------------------------------------------------------------------------------------------------------------------
23c     Exterior Radio Shelter Fascia Style 3     Per Specifications           N/A                 N/A              $    2,017.00
        Painted Aggregate
------------------------------------------------------------------------------------------------------------------------------------
23d     Exterior Radio Shelter Fascia Style 4     Per Specifications           N/A                 N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------
24      Shipping/Delivery Charges to              Per Specifications           N/A                 N/A              $    2,377.00
        Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
24a     Shipping/Delivery Charges - One day       Requires Item 24             N/A                 N/A              $      450.00
        demurrage in Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
24b     Shipping/Delivery Charges Harrisburg,     Requires Item 24             N/A                 N/A              $      800.00
        PA to Site
------------------------------------------------------------------------------------------------------------------------------------
25      Off-loading                               Per Specifications           N/A                 N/A              $    2,489.00
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 12
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item                Description                    Requirements         Material Cost        Installation Cost       Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1a      DC Power Plant - 250 AH 24VDC             Per Specifications       $    8,064.00       $    1,910.00        $    9,974.00
------------------------------------------------------------------------------------------------------------------------------------
1b      DC Power Plant - 500 AH 24VDC             Per Specifications       $   11,352.00       $    2,229.00        $   13,581.00
------------------------------------------------------------------------------------------------------------------------------------
1c      DC Power Plant - 1000 AH 24VDC            Per Specifications       $   15,288.00       $    2,654.00        $   17,942.00
------------------------------------------------------------------------------------------------------------------------------------
1d      DC Power Plant - 2000 AH 24VDC            Per Specifications       $   28,886.00       $    3,612.00        $   32,498.00
------------------------------------------------------------------------------------------------------------------------------------
1e      DC Power Plant - 4000 AH 24VDC            Per Specifications       $   50,009.00       $    4,569.00        $   54,578.00
------------------------------------------------------------------------------------------------------------------------------------
1f      DC Power Plant - 250 AH 48VDC             Per Specifications       $    6,509.00       $    1,910.00        $    8,419.00
------------------------------------------------------------------------------------------------------------------------------------
1g      DC Power Plant - 500 AH 48VDC             Per Specifications       $   10,279.00       $    2,229.00        $   12,508.00
------------------------------------------------------------------------------------------------------------------------------------
1h      DC Power Plant - 1000 AH 48VDC            Per Specifications       $   14,979.00       $    2,654.00        $   17,633.00
------------------------------------------------------------------------------------------------------------------------------------
1i      DC Power Plant - 2000 AH 48VDC            Per Specifications       $   27,993.00       $    3,612.00        $   31,605.00
------------------------------------------------------------------------------------------------------------------------------------
1j      DC Power Plant - 4000 AH 48VDC            Per Specifications       $   45,221.00       $    4,569.00        $   49,790.00
------------------------------------------------------------------------------------------------------------------------------------
1k      DC Power Plant - 1500 AH 48VDC            Per Specifications       $   22,897.00       $    2,654.00        $   25,551.00
------------------------------------------------------------------------------------------------------------------------------------
1l      DC Power Plant - 3000 AH 48VDC            Per Specifications       $   38,952.00       $    4,569.00        $   43,251.00
------------------------------------------------------------------------------------------------------------------------------------
2a      Generator Room - Attached: Generator      Per Specifications           N/A                 N/A              $    7,400.00
        Size 65" by 45" by 40"
------------------------------------------------------------------------------------------------------------------------------------
2b      Generator Room - Attached: Generator      Per Specifications           N/A                 N/A              $    9,450.00
        Size 90" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2c      Generator Room - Attached: Generator      Per Specifications           N/A                 N/A              $   10,105.00
        Size 112" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2d      Generator Room - Attached: Generator      Per Specifications           N/A                 N/A              $   16,566.00
        Size 65" by 45" by 40"
------------------------------------------------------------------------------------------------------------------------------------
2e      Generator Room - Attached: Generator      Per Specifications           N/A                 N/A              $   18,075.00
        Size 90" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2f      Generator Room - Attached: Generator      Per Specifications           N/A                 N/A              $   18,398.00
        Size 112" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
3       Fire Suppression                          Per Specifications           N/A                 N/A              $    5,278.00
------------------------------------------------------------------------------------------------------------------------------------
4       Installation of Emergency Generator       Per Specifications    Generator Vendor       $    1,544.00        $    1,544.00
        (Supplied by Generator Vendor)
------------------------------------------------------------------------------------------------------------------------------------
5       Addition Manual Transfer Switch           Per Specifications           N/A                 N/A              $    1,415.00
------------------------------------------------------------------------------------------------------------------------------------
6       Removal of old                            Per Specifications           N/A                 N/A              $       27.00
        shelter.
        Cost per square foot.
------------------------------------------------------------------------------------------------------------------------------------
7       Removal of old shelter                    Per Specifications           N/A                 N/A              $       27.00
        foundation.
        Cost per square foot.
------------------------------------------------------------------------------------------------------------------------------------
8       Rectifier Drop, 30A 2-Pole, Each                                   $       82.00           N/A              $       82.00
------------------------------------------------------------------------------------------------------------------------------------
9a      48V DC Vent System, 460CFM                                         $      749.00           N/A              $      749.00
------------------------------------------------------------------------------------------------------------------------------------
9b      48V DC Vent System, 920CFM                                         $    1,372.00           N/A              $    1,372.00
------------------------------------------------------------------------------------------------------------------------------------
10a     2 Year Maintenance                        Per Specifications           N/A             $    8,604.00        $    8,604.00
------------------------------------------------------------------------------------------------------------------------------------
10b     3 Year Extended Maintenance               Per Specifications           N/A             $   13,904.00        $   13,904.00
------------------------------------------------------------------------------------------------------------------------------------
10c     Extended Maintenance - Non-24 Hour        Per Specifications           N/A             $    9,496.00        $    9,496.00
------------------------------------------------------------------------------------------------------------------------------------
11a     DC Power Plant - 250 AH 48VDC             Per Specifications       $   10,668.00       $    1,910.00        $   12,578.00
                                                  (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11b     DC Power Plant - 500 AH 48VDC             Per Specifications       $   14,889.00       $    2,229.00        $   17,118.00
                                                  (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 12
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item                Description                    Requirements         Material Cost        Installation Cost       Total Cost
------------------------------------------------------------------------------------------------------------------------------------
11c     DC Power Plant - 1000 AH 48VDC            Per Specifications       $   22,028.00       $    2,654.00        $   24,682.00
                                                  (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11d     DC Power Plant - 1500 AH 48VDC            Per Specifications       $   30,056.00       $    2,654.00        $   32,710.00
                                                  (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11e     DC Power Plant - 2000 AH 48VDC            Per Specifications       $   40,068.00       $    3,612.00        $   43,680.00
                                                  (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11f     DC Power Plant - 4000 AH 48VDC            Per Specifications       $   71,794.00       $    4,569.00        $   76,363.00
                                                  (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11g     DC Power Plant - 3000 AH 48VDC            Per Specifications       $   54,797.00       $    4,569.00        $   59,366.00
                                                  (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
12      DC Breaker, Single Pole                    Per Specifications      $       45.00           N/A              $       45.00
------------------------------------------------------------------------------------------------------------------------------------
12a     Additional Distribution Panel, Less        Per Specifications      $      172.00           N/A              $      172.00
        Breakers
------------------------------------------------------------------------------------------------------------------------------------
12b     66P265, 1-pair plug-on protector for       Per Specifications      $       53.00           N/A              $       53.00
        66 block, high voltage
------------------------------------------------------------------------------------------------------------------------------------
12c     66P015, 1-pair plug-on protector for       Per Specifications      $       53.00           N/A              $       53.00
        66 block, low voltage
------------------------------------------------------------------------------------------------------------------------------------
12d     66GNDS, Ground Strap (1 req'd per          Per Specifications      $        4.00           N/A              $        4.00
        each 66 block
------------------------------------------------------------------------------------------------------------------------------------
12e     TJ1010A, T1 or E1, RJ48C or hardwire       Per Specifications      $      113.00           N/A              $      113.00
------------------------------------------------------------------------------------------------------------------------------------
12f     TJ3010A, T1 or E1, RJ48C                   Per Specifications      $       91.00           N/A              $       91.00
------------------------------------------------------------------------------------------------------------------------------------
12g     TJP265, POTS, high voltage                 Per Specifications      $       91.00           N/A              $       91.00
------------------------------------------------------------------------------------------------------------------------------------
12h     TJP016, T1 or data, low voltage            Per Specifications      $       91.00           N/A              $       91.00
------------------------------------------------------------------------------------------------------------------------------------
13      Tenant/CoLocation Modification,            Per Specifications          N/A                 N/A                  N/A
        Includes:  Additional door with
        pickguard, door ground, and open door
        alarm contact; Additional emergency
        light; 60A subfeed Load Center in
        Tenant area; and Fence Partition
------------------------------------------------------------------------------------------------------------------------------------
14      ADC PJ604 Wrapped Terminal Block           Per Specifications      $       17.05           N/A              $       17.05
------------------------------------------------------------------------------------------------------------------------------------
15      ADC BK-310 Adjustable Mounting             Per Specifications      $       32.65           N/A              $       32.65
        Bracket Kit
------------------------------------------------------------------------------------------------------------------------------------
16      TSI 512 BRS-0832-133-C00-2                 Per Specifications      $      179.80           N/A              $      179.80
------------------------------------------------------------------------------------------------------------------------------------
17      TSI-5054-000-BRK-2                         Per Specifications      $       52.79           N/A              $       52.79
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 12
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item                Description                    Requirements         Material Cost        Installation Cost       Total Cost
------------------------------------------------------------------------------------------------------------------------------------
18      Battery Monitor card for Analog PMU       Per Mfg.                 $      810.00           N/A              $      810.00
        (each)                                    Recommendation
------------------------------------------------------------------------------------------------------------------------------------
19      DC Power Plant Installation               Per Specifications           N/A             $    7,000.00        $    7,000.00
------------------------------------------------------------------------------------------------------------------------------------
20      DC Power Plant Steel Floor Plate          Per Specifications       $      325.00   Included in Item 19      $      325.00
------------------------------------------------------------------------------------------------------------------------------------
21      Install Alarm Control Blocks              Per Specifications           N/A             $    1,235.00        $    1,235.00
        R66M150 and connect existing alarms,
        install P5604 pin block, install
        Equipment Rack Ground Bus cable to
        cable ladder. (Existing shelter
        Upgrades.)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Shelter Pricing Sheet                                     Material Cost     Installation Cost       Total cost
------------------------------------------------------------------------------------------------------------------------------------
                     Total Cost:                                                                                    $   67,793.70
------------------------------------------------------------------------------------------------------------------------------------

Note: Items 1-3, 5-7, 8b, 10, 11b, 12, 13, 14, 15, 16, 17b, 18, 19a, 20, 21,
22a, 23c, 24, 25 and options (5)8, 11c, (20)12, 14, 15, 18 used to calculate a total cost.

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 16
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item               Description                   Requirements            Material Cost        Installation Cost     Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1       Shelter                                  Per Specifications         $21,808.00               N/A              $21,808.00
------------------------------------------------------------------------------------------------------------------------------------
2       Wiring and Conduit Requirements          Per Specifications     Included in Item 1   Included in Item 1  Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
3       Telephone Cable Entry                    Per Specifications     Included in Item 1   Included in Item 1  Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
4       Concrete Entrance Ramp                   Per Specifications             N/A                  N/A                 N/A
------------------------------------------------------------------------------------------------------------------------------------
5       Radio Shelter Alarms                     Per Specifications         $ 1,203.00               N/A              $ 1,203.00
------------------------------------------------------------------------------------------------------------------------------------
6       Bulletproof Construction                 Per Specifications     Included in Item 1   Included in Item 1  Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
7       Meet Zone II for Earthquakes             Per Specifications     Included in Item 1   Included in Item 1  Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
8a      AC Power & Electrical Service            Per Specifications         $   350.00       Included in Item 1       $   350.00
        Capacity and Distribution - 100 Amp
------------------------------------------------------------------------------------------------------------------------------------
8b      AC Power & Electrical Service            Per Specifications         $   742.00       Included in Item 1       $   742.00
        Capacity and Distribution - 200 Amp
------------------------------------------------------------------------------------------------------------------------------------
8b1     (32) Twistlock Receptacles and           Per Specifications         $ 3,760.00       Included in Item 1       $ 3,760.00
        Wireduct
------------------------------------------------------------------------------------------------------------------------------------
8c      AC Power & Electrical Service            Per Specifications         $ 2,749.00       Included in Item 1       $ 2,749.00
        Capacity and Distribution - 400 Amp
------------------------------------------------------------------------------------------------------------------------------------
9a      UPS System and Battery Bank - 12.5       Per Specifications         $42,117.00            $ 1,979.00          $44,096.00
        kVA
------------------------------------------------------------------------------------------------------------------------------------
9b      UPS System and Battery Bank - 21 kVA     Per Specifications         $40,750.00            $ 2,099.00          $42,849.00
------------------------------------------------------------------------------------------------------------------------------------
9c      UPS System and Battery Bank - 42 kVA     Per Specifications         $88,241.00            $ 2,225.00          $90,466.00
------------------------------------------------------------------------------------------------------------------------------------
10      Installation of Generator Transfer       Per Specifications             N/A               $ 1,209.00          $ 1,209.00
        Switch
------------------------------------------------------------------------------------------------------------------------------------
11a     Heating and Air Conditioning -           Per Specifications         $ 1,748.00               N/A              $ 1,748.00
        12,000 BTU - I unit
------------------------------------------------------------------------------------------------------------------------------------
11b     Heating and Air Conditioning -           Per Specifications         $ 3,773.00               N/A              $ 3,773.00
        24,000 BTU- 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
11c     Heating and Air Conditioning -           Per Specifications         $ 4,086.00               N/A              $ 4,086.00
        36,000 BTU - 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
11d     Heating and Air Conditioning -           Per Specifications         $ 5,379.00               N/A              $ 5,379.00
        48,000 BTU - 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
11e     Heating and Air Conditioning -           Per Specifications         $ 6,320.00               N/A              $ 6,320.00
        60,000 BTU - 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
12      Fire Extinguisher - 10 # ABC             Per Specifications         $    59.00               N/A              $    59.00
------------------------------------------------------------------------------------------------------------------------------------
13      Shelter Grounding System                 Per Specifications         $ 1,248.00               N/A              $ 1,248.00
------------------------------------------------------------------------------------------------------------------------------------
14      Interior Lighting System                 Per Specifications     Included in Item 8   Included in Item 8  Included in Item 8
------------------------------------------------------------------------------------------------------------------------------------
15      Exterior Lighting System- 300W           Per Specifications         $   120.00               N/A              $   120.00
        Flood Light
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 2 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 16
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item               Description                   Requirements            Material Cost        Installation Cost     Total Cost
------------------------------------------------------------------------------------------------------------------------------------
16      Cable Ladder Trays - 60' x 12" wide      Per Specifications         $ 1,208.00               N/A              $ 1,208.00
------------------------------------------------------------------------------------------------------------------------------------
17a     Cable Entry Ports - 16 Port              Per Specifications         $ 1,547.00       Included in Item 1       $ 1,547.00
        Polyphaser Peep
------------------------------------------------------------------------------------------------------------------------------------
17b     Cable Entry Ports - 8 Port               Per Specifications         $ 1,057.00       Included in Item 1       $ 1,057.00
        Polyphaser Peep
------------------------------------------------------------------------------------------------------------------------------------
17c     Cable Entry Ports - 5 Port               Per Specifications         $   897.00       Included in Item 1       $   897.00
        Polyphaser Peep
------------------------------------------------------------------------------------------------------------------------------------
18      Flooring Requirements                    Per Specifications     Included in Item 1   Included in Item 1  Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
19a     Patch Block Mounting Surface - one       Per Specifications         $    62.00               N/A              $    62.00
        (1) 4ft. by 4ft.
------------------------------------------------------------------------------------------------------------------------------------
19b     Patch Block Mounting Surface - one       Per Specifications         $   139.00               N/A              $   139.00
        (1) 4ft. by 4ft.and (1) 4ft. by 8
        ft.
------------------------------------------------------------------------------------------------------------------------------------
19c     Patch Block Mounting Surface - two       Per Specifications         $   155.00               N/A              $   155.00
        (2) 4ft. by 8ft.
------------------------------------------------------------------------------------------------------------------------------------
20      Shelter Foundation Design                Per Specifications             N/A                  N/A              $ 1,064.00
------------------------------------------------------------------------------------------------------------------------------------
21      Doors - Locks and Keys                   Per Specifications     Included in Item 1   Included in Item 1  Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
22a     Warranty - 2 Year Warranty               Per Specifications         $ 2,813.00               N/A              $ 2,813.00
------------------------------------------------------------------------------------------------------------------------------------
22b     Warranty - 3 Year Extended Warranty      Per Specifications         $11,620.00               N/A              $11,620.00
------------------------------------------------------------------------------------------------------------------------------------
22c     Warranty - Non-24 Hour Extended          Per Specifications         $ 8,835.00               N/A              $ 8,835.00
        Warranty
------------------------------------------------------------------------------------------------------------------------------------
23a     Exterior Radio Shelter Fascia Style      Per Specifications             N/A                  N/A              $ 4,441.00
        1 Dimensional Stamped Brick
------------------------------------------------------------------------------------------------------------------------------------
23b     Exterior Radio Shelter Fascia Style      Per Specifications             N/A                  N/A              $ 2,229.00
        2 Simulated Stucco
------------------------------------------------------------------------------------------------------------------------------------
23c     Exterior Radio Shelter Fascia Style      Per Specifications             N/A                  N/A              $ 2,229.00
        3 Painted Aggregate
------------------------------------------------------------------------------------------------------------------------------------
23d     Exterior Radio Shelter Fascia Style      Per Specifications             N/A                  N/A                 N/A
        4
------------------------------------------------------------------------------------------------------------------------------------
24      Shipping/Delivery Charges to             Per Specifications             N/A                  N/A              $ 2,234.00
        Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
24a     Shipping/Delivery Charges - One day      Requires Item 24               N/A                  N/A              $   450.00
        demurrage in Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
24b     Shipping/Delivery Charges                Requires Item 24               N/A                  N/A              $   800.00
        Harrisburg, PA to Site
------------------------------------------------------------------------------------------------------------------------------------
25      Off-loading                              Per Specifications             N/A                  N/A              $ 2,340.00
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 16
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item               Description                   Requirements            Material Cost        Installation Cost     Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1a      DC Power Plant - 250 AH 24VDC            Per Specifications         $ 8,064.00            $ 1,910.00          $ 9,974.00
------------------------------------------------------------------------------------------------------------------------------------
1b      DC Power Plant - 500 AH 24VDC            Per Specifications         $11,352.00            $ 2,229.00          $13,581.00
------------------------------------------------------------------------------------------------------------------------------------
1c      DC Power Plant - 1000 AH 24VDC           Per Specifications         $15,288.00            $ 2,654.00          $17,942.00
------------------------------------------------------------------------------------------------------------------------------------
1d      DC Power Plant - 2000 AH 24VDC           Per Specifications         $28,886.00            $ 3,612.00          $32,498.00
------------------------------------------------------------------------------------------------------------------------------------
1e      DC Power Plant - 4000 AH 24VDC           Per Specifications         $50,009.00            $ 4,569.00          $54,578.00
------------------------------------------------------------------------------------------------------------------------------------
1f      DC Power Plant - 250 AH 48VDC            Per Specifications         $ 6,509.00            $ 1,910.00          $ 8,419.00
------------------------------------------------------------------------------------------------------------------------------------
1g      DC Power Plant - 500 AH 48VDC            Per Specifications         $10,279.00            $ 2,229.00          $12,508.00
------------------------------------------------------------------------------------------------------------------------------------
1h      DC Power Plant - 1000 AH 48VDC           Per Specifications         $14,979.00            $ 2,654.00          $17,633.00
------------------------------------------------------------------------------------------------------------------------------------
1i      DC Power Plant - 2000 AH 48VDC           Per Specifications         $27,993.00            $ 3,612.00          $31,605.00
------------------------------------------------------------------------------------------------------------------------------------
1j      DC Power Plant - 4000 AH 48VDC           Per Specifications         $45,221.00            $ 4,569.00          $49,790.00
------------------------------------------------------------------------------------------------------------------------------------
1k      DC Power Plant - 1500 AH 48VDC           Per Specifications         $22,897.00            $ 2,654.00          $25,551.00
------------------------------------------------------------------------------------------------------------------------------------
1l      DC Power Plant - 3000 AH 48VDC           Per Specifications         $38,952.00            $ 4,569.00          $43,251.00
------------------------------------------------------------------------------------------------------------------------------------
2a      Generator Room - Attached:               Per Specifications             N/A                  N/A              $ 7,400.00
        Generator Size 65" by 45" by 40"
------------------------------------------------------------------------------------------------------------------------------------
2b      Generator Room - Attached:               Per Specifications             N/A                  N/A              $ 9,450.00
        Generator Size 90" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2c      Generator Room - Attached:               Per Specifications             N/A                  N/A              $10,105.00
        Generator Size 112" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2d      Generator Room - Attached:               Per Specifications             N/A                  N/A              $16,566.00
        Generator Size 65" by 45" by 40"
------------------------------------------------------------------------------------------------------------------------------------
2e      Generator Room - Attached:               Per Specifications             N/A                  N/A              $18,075.00
        Generator Size 90" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2f      Generator Room - Attached:               Per Specifications             N/A                  N/A              $18,398.00
        Generator Size 112" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
3       Fire Suppression                         Per Specifications             N/A                  N/A              $ 5,278.00
------------------------------------------------------------------------------------------------------------------------------------
4       Installation of Emergency Generator      Per Specifications      Generator Vendor         $ 1,544.00          $ 1,544.00
        (Supplied by Generator Vendor)
------------------------------------------------------------------------------------------------------------------------------------
5       Addition Manual Transfer Switch          Per Specifications             N/A                  N/A              $ 1,415.00
------------------------------------------------------------------------------------------------------------------------------------
6       Removal of old                           Per Specifications             N/A                  N/A              $    27.00
        shelter.
        Cost per square foot.
------------------------------------------------------------------------------------------------------------------------------------
7       Removal of old shelter                   Per Specifications             N/A                  N/A              $    27.00
        foundation.
        Cost per square foot.
------------------------------------------------------------------------------------------------------------------------------------
8       Rectifier Drop, 30A 2-Pole, Each                                    $    82.00               N/A              $    82.00
------------------------------------------------------------------------------------------------------------------------------------
9a      48V DC Vent System, 460CFM                                          $   749.00               N/A              $   749.00
------------------------------------------------------------------------------------------------------------------------------------
9b      48V DC Vent System, 920CFM                                          $ 1,372.00               N/A              $ 1,372.00
------------------------------------------------------------------------------------------------------------------------------------
10a     2 Year Maintenance                       Per Specifications             N/A               $ 8,604.00          $ 8,604.00
------------------------------------------------------------------------------------------------------------------------------------
10b     3 Year Extended Maintenance              Per Specifications             N/A               $13,904.00          $13,904.00
------------------------------------------------------------------------------------------------------------------------------------
10c     Extended Maintenance - Non-24 Hour       Per Specifications             N/A               $ 9,496.00          $ 9,496.00
------------------------------------------------------------------------------------------------------------------------------------
11a     DC Power Plant - 250 AH 48VDC            Per Specifications         $10,668.00            $ 1,910.00          $12,578.00
                                                 (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11b     DC Power Plant - 500 AH 48VDC            Per Specifications         $14,889.00            $ 2,229.00          $17,118.00
                                                 (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 16
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item               Description                   Requirements            Material Cost        Installation Cost     Total Cost
------------------------------------------------------------------------------------------------------------------------------------
11c     DC Power Plant - 1000 AH 48VDC           Per Specifications         $22,028.00            $ 2,654.00          $24,682.00
                                                 (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11d     DC Power Plant - 1500 AH 48VDC           Per Specifications         $30,056.00            $ 2,654.00          $32,710.00
                                                 (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11e     DC Power Plant - 2000 AH 48VDC           Per Specifications         $40,068.00            $ 3,612.00          $43,680.00
                                                 (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11f     DC Power Plant - 4000 AH 48VDC           Per Specifications         $71,794.00            $ 4,569.00          $76,363.00
                                                 (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11g     DC Power Plant - 3000 AH 48VDC           Per Specifications         $54,797.00            $ 4,569.00          $59,366.00
                                                 (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
12      DC Breaker, Single Pole                  Per Specifications         $    45.00               N/A              $    45.00
------------------------------------------------------------------------------------------------------------------------------------
12a     Additional Distribution Panel, Less      Per Specifications         $   172.00               N/A              $   172.00
        Breakers
------------------------------------------------------------------------------------------------------------------------------------
12b     66P265, 1-pair plug-on protector         Per Specifications         $    53.00               N/A              $    53.00
        for 66 block, high voltage
------------------------------------------------------------------------------------------------------------------------------------
12c     66P015, 1-pair plug-on protector         Per Specifications         $    53.00               N/A              $    53.00
        for 66 block, low voltage
------------------------------------------------------------------------------------------------------------------------------------
12d     66GNDS, Ground Strap (1 req'd per        Per Specifications         $     4.00               N/A              $     4.00
        each 66 block
------------------------------------------------------------------------------------------------------------------------------------
12e     TJ1010A, T1 or E1, RJ48C or hardwire     Per Specifications         $   113.00               N/A              $   113.00
------------------------------------------------------------------------------------------------------------------------------------
12f     TJ3010A, T1 or E1, RJ48C                 Per Specifications         $    91.00               N/A              $    91.00
------------------------------------------------------------------------------------------------------------------------------------
12g     TJP265, POTS, high voltage               Per Specifications         $    91.00               N/A              $    91.00
------------------------------------------------------------------------------------------------------------------------------------
12h     TJP016, T1 or data, low voltage          Per Specifications         $    91.00               N/A              $    91.00
------------------------------------------------------------------------------------------------------------------------------------
13      Tenant/CoLocation Modification,          Per Specifications             N/A                  N/A                 N/A
        Includes:  Additional door with
        pickguard, door ground, and open
        door alarm contact; Additional
        emergency light; 60A subfeed Load
        Center in Tenant area; and Fence
        Partition
------------------------------------------------------------------------------------------------------------------------------------
14      ADC PJ604 Wrapped Terminal Block         Per Specifications         $    17.05               N/A              $    17.05
------------------------------------------------------------------------------------------------------------------------------------
15      ADC BK-310 Adjustable Mounting           Per Specifications         $    32.65               N/A              $    32.65
        Bracket Kit
------------------------------------------------------------------------------------------------------------------------------------
16      TSI 512 BRS-0832-133-C00-2               Per Specifications         $   179.80               N/A              $   179.80
------------------------------------------------------------------------------------------------------------------------------------
17      TSI-5054-000-BRK-2                       Per Specifications         $    52.79               N/A              $    52.79
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 16
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item               Description                   Requirements            Material Cost        Installation Cost     Total Cost
------------------------------------------------------------------------------------------------------------------------------------
18      Battery Monitor card for Analog PMU      Per Mfg.                   $   810.00               N/A              $   810.00
        (each)                                   Recommendation
------------------------------------------------------------------------------------------------------------------------------------
19      DC Power Plant Installation              Per Specifications             N/A               $ 7,000.00          $ 7,000.00
------------------------------------------------------------------------------------------------------------------------------------
20      DC Power Plant Steel Floor Plate         Per Specifications         $   325.00       Included in Item 19      $   325.00
------------------------------------------------------------------------------------------------------------------------------------
21      Install Alarm Control Blocks             Per Specifications             N/A               $ 1,235.00          $ 1,235.00
        R66M150 and connect existing alarms,
        install P5604 pin block, install
        Equipment Rack Ground Bus cable to
        cable ladder. (Existing shelter
        Upgrades.)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Shelter Pricing Sheet                                       Material Cost      Installation Cost      Total cost
------------------------------------------------------------------------------------------------------------------------------------
                    Total Cost:                                                                                       $79,092.70
------------------------------------------------------------------------------------------------------------------------------------

Note: Items 1-3, 5-7, 8b, 10, 11c, 12, 13, 14, 15, 16, 17a, 18, 19b, 20, 21,
22a, 23c, 24, 25 and options (7)8, 11d, (20)12, 14, 15, 18 used to calculate a total cost.

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 20
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
 Item             Description                     Requirements           Material Cost      Installation Cost         Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1       Shelter                              Per Specifications           $  21,921.00             N/A               $  21,921.00
------------------------------------------------------------------------------------------------------------------------------------
2       Wiring and Conduit Requirements      Per Specifications       Included in Item 1    Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
3       Telephone Cable Entry                Per Specifications       Included in Item 1    Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
4       Concrete Entrance Ramp               Per Specifications               N/A                  N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
5       Radio Shelter Alarms                 Per Specifications           $  1,203.00              N/A               $  1,203.00
------------------------------------------------------------------------------------------------------------------------------------
6       Bulletproof Construction             Per Specifications       Included in Item 1    Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
7       Meet Zone II for Earthquakes         Per Specifications       Included in Item 1    Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
8a      AC Power & Electrical Service        Per Specifications           $    349.00       Included in Item 1       $    349.00
        Capacity and Distribution - 100
        Amp
------------------------------------------------------------------------------------------------------------------------------------
8b      AC Power & Electrical Service        Per Specifications           $    742.00       Included in Item 1       $    742.00
        Capacity and Distribution - 200
        Amp
------------------------------------------------------------------------------------------------------------------------------------
8b1     (48) Twistlock Receptacles and       Per Specifications           $  5,352.00       Included in Item 1       $  5,352.00
        Wireduct
------------------------------------------------------------------------------------------------------------------------------------
8c      AC Power & Electrical Service        Per Specifications           $  2,749.00       Included in Item 1       $  2,749.00
        Capacity and Distribution - 400
        Amp
------------------------------------------------------------------------------------------------------------------------------------
9a      UPS System and Battery Bank -        Per Specifications           $  42,117.00          $  1,979.00          $  44,096.00
        12.5 kVA
------------------------------------------------------------------------------------------------------------------------------------
9b      UPS System and Battery Bank -        Per Specifications           $  40,750.00          $  2,225.00          $  42,975.00
        21 kVA
------------------------------------------------------------------------------------------------------------------------------------
9c      UPS System and Battery Bank -        Per Specifications           $  88,241.00          $  2,233.00          $  90,474.00
        42 kVA
------------------------------------------------------------------------------------------------------------------------------------
10      Installation of Generator            Per Specifications               N/A               $  1,209.00          $  1,209.00
        Transfer Switch
------------------------------------------------------------------------------------------------------------------------------------
11a     Heating and Air Conditioning -       Per Specifications           $  1,748.00              N/A               $  1,748.00
        12,000 BTU - I unit
------------------------------------------------------------------------------------------------------------------------------------
11b     Heating and Air Conditioning -       Per Specifications           $  3,773.00              N/A               $  3,773.00
        24,000 BTU- 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
11c     Heating and Air Conditioning -       Per Specifications           $  4,071.00              N/A               $  4,071.00
        36,000 BTU - 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
11d     Heating and Air Conditioning -       Per Specifications           $  5,379.00              N/A               $  5,379.00
        48,000 BTU - 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
11e     Heating and Air Conditioning -       Per Specifications           $  6,320.00              N/A               $  6,320.00
        60,000 BTU - 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
12      Fire Extinguisher - 10 # ABC         Per Specifications           $     59.00              N/A               $     59.00
------------------------------------------------------------------------------------------------------------------------------------
13      Shelter Grounding System             Per Specifications           $  1,393.00              N/A               $  1,393.00
------------------------------------------------------------------------------------------------------------------------------------
14      Interior Lighting System             Per Specifications       Included in Item 8    Included in Item 8    Included in Item 8
------------------------------------------------------------------------------------------------------------------------------------
15      Exterior Lighting System- 300W       Per Specifications           $    120.00              N/A               $    120.00
        Flood Light
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 2 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 20
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item              Description                  Requirements             Material Cost      Installation Cost         Total Cost
------------------------------------------------------------------------------------------------------------------------------------
16      Cable Ladder Trays - 68' x 12"       Per Specifications           $  1,370.00              N/A               $  1,370.00
        wide
------------------------------------------------------------------------------------------------------------------------------------
17a     Cable Entry Ports - 16 Port          Per Specifications           $  1,547.00       Included in Item 1       $  1,547.00
        Polyphaser Peep
------------------------------------------------------------------------------------------------------------------------------------
17b     Cable Entry Ports - 8 Port           Per Specifications           $  1,057.00       Included in Item 1       $  1,057.00
        Polyphaser Peep
------------------------------------------------------------------------------------------------------------------------------------
17c     Cable Entry Ports - 5 Port           Per Specifications           $    897.00       Included in Item 1       $    897.00
        Polyphaser Peep
------------------------------------------------------------------------------------------------------------------------------------
18      Flooring Requirements                Per Specifications       Included in Item 1    Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
19a     Patch Block Mounting Surface -       Per Specifications           $     61.00              N/A               $     61.00
        one (1) 4ft. by 4ft.
------------------------------------------------------------------------------------------------------------------------------------
19b     Patch Block Mounting Surface -       Per Specifications           $    139.00              N/A               $    139.00
        one (1) 4ft. by 4ft.and (1)
        4ft. by 8 ft.
------------------------------------------------------------------------------------------------------------------------------------
19c     Patch Block Mounting Surface -       Per Specifications           $    155.00              N/A               $    155.00
        two (2) 4ft. by 8ft.
------------------------------------------------------------------------------------------------------------------------------------
20      Shelter Foundation Design            Per Specifications               N/A                  N/A               $  1,064.00
------------------------------------------------------------------------------------------------------------------------------------
21      Doors - Locks and Keys               Per Specifications       Included in Item 1    Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
22a     Warranty - 2 Year Warranty           Per Specifications           $  2,813.00              N/A               $  2,813.00
------------------------------------------------------------------------------------------------------------------------------------
22b     Warranty - 3 Year Extended           Per Specifications           $  11,620.00             N/A               $  11,620.00
        Warranty
------------------------------------------------------------------------------------------------------------------------------------
22c     Warranty - Non-24 Hour Extended      Per Specifications           $  8,835.00              N/A               $  8,835.00
        Warranty
------------------------------------------------------------------------------------------------------------------------------------
23a     Exterior Radio Shelter Fascia        Per Specifications               N/A                  N/A               $  4,967.00
        Style 1 Dimensional Stamped
        Brick
------------------------------------------------------------------------------------------------------------------------------------
23b     Exterior Radio Shelter Fascia        Per Specifications               N/A                  N/A               $  2,441.00
        Style 2 Simulated Stucco
------------------------------------------------------------------------------------------------------------------------------------
23c     Exterior Radio Shelter Fascia        Per Specifications               N/A                  N/A               $  2,441.00
        Style 3 Painted Aggregate
------------------------------------------------------------------------------------------------------------------------------------
23d     Exterior Radio Shelter Fascia        Per Specifications               N/A                  N/A                   N/A
        Style 4
------------------------------------------------------------------------------------------------------------------------------------
24      Shipping/Delivery Charges to         Per Specifications               N/A                  N/A               $  2,819.00
        Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
24a     Shipping/Delivery Charges - One      Requires Item 24                 N/A                  N/A               $    450.00
        day demurrage in Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
24b     Shipping/Delivery Charges            Requires Item 24                 N/A                  N/A               $    800.00
        Harrisburg, PA to Site
------------------------------------------------------------------------------------------------------------------------------------
25      Off-loading                          Per Specifications               N/A                  N/A               $  3,032.00
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 20
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item              Description                     Requirements           Material Cost      Installation Cost         Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1a      DC Power Plant - 250 AH 24VDC        Per Specifications           $  8,064.00           $  1,910.00          $  9,974.00
------------------------------------------------------------------------------------------------------------------------------------
1b      DC Power Plant - 500 AH 24VDC        Per Specifications           $  11,352.00          $  2,229.00          $  13,581.00
------------------------------------------------------------------------------------------------------------------------------------
1c      DC Power Plant - 1000 AH 24VDC       Per Specifications           $  15,288.00          $  2,654.00          $  17,942.00
------------------------------------------------------------------------------------------------------------------------------------
1d      DC Power Plant - 2000 AH 24VDC       Per Specifications           $  28,886.00          $  3,612.00          $  32,498.00
------------------------------------------------------------------------------------------------------------------------------------
1e      DC Power Plant - 4000 AH 24VDC       Per Specifications           $  50,009.00          $  4,569.00          $  54,578.00
------------------------------------------------------------------------------------------------------------------------------------
1f      DC Power Plant - 250 AH 48VDC        Per Specifications           $  6,509.00           $  1,910.00          $  8,419.00
------------------------------------------------------------------------------------------------------------------------------------
1g      DC Power Plant - 500 AH 48VDC        Per Specifications           $  10,279.00          $  2,229.00          $  12,508.00
------------------------------------------------------------------------------------------------------------------------------------
1h      DC Power Plant - 1000 AH 48VDC       Per Specifications           $  14,979.00          $  2,654.00          $  17,633.00
------------------------------------------------------------------------------------------------------------------------------------
1i      DC Power Plant - 2000 AH 48VDC       Per Specifications           $  27,993.00          $  3,612.00          $  31,605.00
------------------------------------------------------------------------------------------------------------------------------------
1j      DC Power Plant - 4000 AH 48VDC       Per Specifications           $  45,221.00          $  4,569.00          $  49,790.00
------------------------------------------------------------------------------------------------------------------------------------
1k      DC Power Plant - 1500 AH 48VDC       Per Specifications           $  22,897.00          $  2,654.00          $  25,551.00
------------------------------------------------------------------------------------------------------------------------------------
11      DC Power Plant - 3000 AH 48VDC       Per Specifications           $  54,797.00          $  4,569.00          $  59,366.00
------------------------------------------------------------------------------------------------------------------------------------
2a      Generator Room - Attached:           Per Specifications               N/A                  N/A               $  7,400.00
        Generator Size 65" by 45" by 40"
------------------------------------------------------------------------------------------------------------------------------------
2b      Generator Room - Attached:           Per Specifications               N/A                  N/A               $  9,450.00
        Generator Size 90" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2c      Generator Room - Attached:           Per Specifications               N/A                  N/A               $  10,105.00
        Generator Size 112" by 45" by
        60"
------------------------------------------------------------------------------------------------------------------------------------
2d      Generator Room - Attached:           Per Specifications               N/A                  N/A               $  16,566.00
        Generator Size 65" by 45" by 40"
------------------------------------------------------------------------------------------------------------------------------------
2e      Generator Room - Attached:           Per Specifications               N/A                  N/A               $  18,075.00
        Generator Size 90" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2f      Generator Room - Attached:           Per Specifications               N/A                  N/A               $  18,398.00
        Generator Size 112" by 45" by
        60"
------------------------------------------------------------------------------------------------------------------------------------
3       Fire Suppression                     Per Specifications               N/A                  N/A               $  6,606.00
------------------------------------------------------------------------------------------------------------------------------------
4       Installation of Emergency            Per Specifications        Generator Vendor         $  1,902.00          $  1,902.00
        Generator (Supplied by
        Generator Vendor)
------------------------------------------------------------------------------------------------------------------------------------
5       Addition Manual Transfer Switch      Per Specifications               N/A                  N/A               $  1,415.00
------------------------------------------------------------------------------------------------------------------------------------
6       Removal of old                       Per Specifications               N/A                  N/A               $     27.00
        shelter.
        Cost per square foot.
------------------------------------------------------------------------------------------------------------------------------------
7       Removal of old shelter               Per Specifications               N/A                  N/A               $     27.00
        foundation.     Cost per square
        foot.
------------------------------------------------------------------------------------------------------------------------------------
8       Rectifier Drop, 30A 2-Pole, Each                                  $     82.00              N/A               $     82.00
------------------------------------------------------------------------------------------------------------------------------------
9a      48V DC Vent System, 460CFM                                        $    749.00              N/A               $    749.00
------------------------------------------------------------------------------------------------------------------------------------
9b      48V DC Vent System, 920CFM                                        $  1,372.00              N/A               $  1,372.00
------------------------------------------------------------------------------------------------------------------------------------
10a     2 Year Maintenance                   Per Specifications               N/A               $  8,604.00          $  8,604.00
------------------------------------------------------------------------------------------------------------------------------------
10b     3 Year Extended Maintenance          Per Specifications               N/A               $  13,904.00         $  13,904.00
------------------------------------------------------------------------------------------------------------------------------------
10c     Extended Maintenance - Non-24        Per Specifications               N/A               $  9,496.00          $  9,496.00
        Hour
------------------------------------------------------------------------------------------------------------------------------------
11a     DC Power Plant - 250 AH 48VDC        Per Specifications           $  10,668.00          $  1,910.00          $  12,578.00
                                             (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11b     DC Power Plant - 500 AH 48VDC        Per Specifications           $  14,889.00          $  2,229.00          $  17,118.00
                                             (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 20
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item             Description                   Requirements             Material Cost       Installation Cost        Total Cost
------------------------------------------------------------------------------------------------------------------------------------
11c     DC Power Plant - 1000 AH 48VDC       Per Specifications           $  22,028.00          $  2,654.00          $  24,682.00
                                             (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11d     DC Power Plant - 1500 AH 48VDC       Per Specifications           $  30,056.00          $  2,654.00          $  32,710.00
                                             (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11e     DC Power Plant - 2000 AH 48VDC       Per Specifications           $  40,068.00          $  3,612.00          $  43,680.00
                                             (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11f     DC Power Plant - 4000 AH 48VDC       Per Specifications           $  71,794.00          $  4,569.00          $  76,363.00
                                             (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11g     DC Power Plant - 3000 AH 48VDC       Per Specifications           $  54,797.00          $  4,569.00          $  59,366.00
                                             (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
12      DC Breaker, Single Pole              Per Specifications           $     45.00              N/A               $     45.00
------------------------------------------------------------------------------------------------------------------------------------
12a     Additional Distribution Panel,       Per Specifications           $    172.00              N/A               $    172.00
        Less Breakers
------------------------------------------------------------------------------------------------------------------------------------
12b     66P265, 1-pair plug-on               Per Specifications           $     53.00              N/A               $     53.00
        protector for 66 block, high
        voltage
------------------------------------------------------------------------------------------------------------------------------------
12c     66P015, 1-pair plug-on               Per Specifications           $     53.00              N/A               $     53.00
        protector for 66 block, low
        voltage
------------------------------------------------------------------------------------------------------------------------------------
12d     66GNDS, Ground Strap (1 req'd        Per Specifications           $      4.00              N/A               $      4.00
        per each 66 block
------------------------------------------------------------------------------------------------------------------------------------
12e     TJ1010A, T1 or E1, RJ48C or          Per Specifications           $    113.00              N/A               $    113.00
        hardwire
------------------------------------------------------------------------------------------------------------------------------------
12f     TJ3010A, T1 or E1, RJ48C             Per Specifications           $     91.00              N/A               $     91.00
------------------------------------------------------------------------------------------------------------------------------------
12g     TJP265, POTS, high voltage           Per Specifications           $     91.00              N/A               $     91.00
------------------------------------------------------------------------------------------------------------------------------------
12h     TJP016, T1 or data, low voltage      Per Specifications           $     91.00              N/A               $     91.00
------------------------------------------------------------------------------------------------------------------------------------
13      Tenant/CoLocation Modification,      Per Specifications               N/A                  N/A                   N/A
        Includes:  Additional door with
        pickguard, door ground, and
        open door alarm contact;
        Additional emergency light;
        60A subfeed Load Center in
        Tenant area; and Fence Partition
------------------------------------------------------------------------------------------------------------------------------------
14      ADC PJ604 Wrapped Terminal Block     Per Specifications           $     17.05              N/A               $     17.05
------------------------------------------------------------------------------------------------------------------------------------
15      ADC BK-310 Adjustable Mounting       Per Specifications           $     32.65              N/A               $     32.65
        Bracket Kit
------------------------------------------------------------------------------------------------------------------------------------
16      TSI 512 BRS-0832-133-C00-2           Per Specifications           $    179.80              N/A               $    179.80
------------------------------------------------------------------------------------------------------------------------------------
17      TSI-5054-000-BRK-2                   Per Specifications           $     52.79              N/A               $     52.79
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 20
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
Item             Description                   Requirements             Material Cost       Installation Cost        Total Cost
------------------------------------------------------------------------------------------------------------------------------------
18      Battery Monitor card for Analog      Per Mfg. Recommendation      $    810.00              N/A               $    810.00
        PMU (each)
------------------------------------------------------------------------------------------------------------------------------------
19      DC Power Plant Installation          Per Specifications               N/A               $  7,000.00          $  7,000.00
------------------------------------------------------------------------------------------------------------------------------------
20      DC Power Plant Steel Floor Plate     Per Specifications           $    325.00      Included in Item 19       $    325.00
------------------------------------------------------------------------------------------------------------------------------------
21      Install Alarm Control Blocks         Per Specifications               N/A               $  1,235.00          $  1,235.00
        R66M150 and connect existing alarms,
        install P5604 pin block, install
        Equipment Rack Ground Bus cable to
        cable ladder. (Existing shelter
        Upgrades.)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
             Shelter Pricing Sheet                                       Material Cost      Installation Cost         Total cost
------------------------------------------------------------------------------------------------------------------------------------
                  Total Cost:                                                                                        $ 92,047.70
------------------------------------------------------------------------------------------------------------------------------------

Note: Items 1-3, 5-7, 8b, 10, 11c, 12, 13, 14, 15, 16, 17a, 18, 19b, 20, 21,
22a, 23c, 24, 25 and options (8)8, 11e, (20)12, 14, 15, 18 used to calculate a total cost.

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 24
Material Concrete

-----------------------------------------------------------------------------------------------------------------------------------
 Item               Description                     Requirements        Material Cost      Installation Cost        Total Cost
-----------------------------------------------------------------------------------------------------------------------------------
1       Shelter                                  Per Specifications       $23,810.00               N/A              $23,810.00
-----------------------------------------------------------------------------------------------------------------------------------
2       Wiring and Conduit Requirements          Per Specifications   Included in Item 1   Included in Item 1    Included in Item 1
-----------------------------------------------------------------------------------------------------------------------------------
3       Telephone Cable Entry                    Per Specifications   Included in Item 1   Included in Item 1    Included in Item 1
-----------------------------------------------------------------------------------------------------------------------------------
4       Concrete Entrance Ramp                   Per Specifications           N/A                  N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------------------
5       Radio Shelter Alarms                     Per Specifications       $ 1,203.00               N/A              $ 1,203.00
-----------------------------------------------------------------------------------------------------------------------------------
6       Bulletproof Construction                 Per Specifications   Included in Item 1   Included in Item 1    Included in Item 1
-----------------------------------------------------------------------------------------------------------------------------------
7       Meet Zone II for Earthquakes             Per Specifications   Included in Item 1   Included in Item 1    Included in Item 1
-----------------------------------------------------------------------------------------------------------------------------------
8a      AC Power & Electrical Service            Per Specifications       $   349.00       Included in Item 1       $   349.00
        Capacity and Distribution - 100 Amp
-----------------------------------------------------------------------------------------------------------------------------------
8b      AC Power & Electrical Service            Per Specifications       $   742.00       Included in Item 1       $   742.00
        Capacity and Distribution - 200 Amp
-----------------------------------------------------------------------------------------------------------------------------------
8b1     (64) Twistlock Receptacles and           Per Specifications       $ 6,944.00       Included in Item 1       $ 6,944.00
        Wireduct
-----------------------------------------------------------------------------------------------------------------------------------
8c      AC Power & Electrical Service            Per Specifications       $ 2,749.00       Included in Item 1       $ 2,749.00
        Capacity and Distribution - 400 Amp
-----------------------------------------------------------------------------------------------------------------------------------
9a      UPS System and Battery Bank - 12.5       Per Specifications       $42,117.00           $ 1,979.00           $44,096.00
        kVA
-----------------------------------------------------------------------------------------------------------------------------------
9b      UPS System and Battery Bank - 21         Per Specifications       $40,750.00           $ 2,225.00           $42,975.00
        kVA
-----------------------------------------------------------------------------------------------------------------------------------
9c      UPS System and Battery Bank - 42         Per Specifications       $88,241.00           $ 2,233.00           $90,474.00
        kVA
-----------------------------------------------------------------------------------------------------------------------------------
10      Installation of Generator Transfer       Per Specifications           N/A              $ 1,209.00           $ 1,209.00
        Switch
-----------------------------------------------------------------------------------------------------------------------------------
11a     Heating and Air Conditioning -           Per Specifications       $ 1,748.00               N/A              $ 1,748.00
        12,000 BTU - 1 unit
-----------------------------------------------------------------------------------------------------------------------------------
11b     Heating and Air Conditioning -           Per Specifications       $ 3,773.00               N/A              $ 3,773.00
        24,000 BTU- 2 units and Dual
        Controllers
-----------------------------------------------------------------------------------------------------------------------------------
11c     Heating and Air Conditioning -           Per Specifications       $ 4,071.00               N/A              $ 4,071.00
        36,000 BTU - 2 units and Dual
        Controllers
-----------------------------------------------------------------------------------------------------------------------------------
11d     Heating and Air Conditioning -           Per Specifications       $ 5,379.00               N/A              $ 5,379.00
        48,000 BTU - 2 units and Dual
        Controllers
-----------------------------------------------------------------------------------------------------------------------------------
11e     Heating and Air Conditioning -           Per Specifications       $ 6,320.00               N/A              $ 6,320.00
        60,000 BTU - 2 units and Dual
        Controllers
-----------------------------------------------------------------------------------------------------------------------------------
12      Fire Extinguisher - 10 # ABC             Per Specifications       $    59.00               N/A              $    59.00
-----------------------------------------------------------------------------------------------------------------------------------
13      Shelter Grounding System                 Per Specifications       $ 1,639.00               N/A              $ 1,639.00
-----------------------------------------------------------------------------------------------------------------------------------
14      Interior Lighting System                 Per Specifications   Included in Item 8   Included in Item 8    Included in Item 8
-----------------------------------------------------------------------------------------------------------------------------------
15      Exterior Lighting System- 300W           Per Specifications       $   120.00               N/A              $   120.00
        Flood Light
-----------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 2 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 24
Material Concrete

-----------------------------------------------------------------------------------------------------------------------------------
Item                Description                     Requirements        Material Cost      Installation Cost        Total Cost
-----------------------------------------------------------------------------------------------------------------------------------
16      Cable Ladder Trays - 76' x 12" wide      Per Specifications       $ 1,531.00               N/A              $ 1,531.00
-----------------------------------------------------------------------------------------------------------------------------------
17a     Cable Entry Ports- 16 Port               Per Specifications       $ 1,547.00       Included in Item 1       $ 1,547.00
        Polyphaser Peep
-----------------------------------------------------------------------------------------------------------------------------------
17b     Cable Entry Ports- 8 Port                Per Specifications       $ 1,057.00       Included in Item 1       $ 1,057.00
        Polyphaser Peep
-----------------------------------------------------------------------------------------------------------------------------------
17c     Cable Entry Ports- 5 Port                Per Specifications       $   897.00       Included in Item 1       $   897.00
        Polyphaser Peep
-----------------------------------------------------------------------------------------------------------------------------------
18      Flooring Requirements                    Per Specifications   Included in Item 1   Included in Item 1    Included in Item 1
-----------------------------------------------------------------------------------------------------------------------------------
19a     Patch Block Mounting Surface - one       Per Specifications       $    61.00               N/A              $    61.00
        (1) 4ft. by 4ft.
-----------------------------------------------------------------------------------------------------------------------------------
19b     Patch Block Mounting Surface - one       Per Specifications       $   139.00               N/A              $   139.00
        (1) 4ft. by 4ft.and (1) 4ft. by 8
        ft.
-----------------------------------------------------------------------------------------------------------------------------------
19c     Patch Block Mounting Surface - two       Per Specifications       $   155.00               N/A              $   155.00
        (2) 4ft. by 8ft.
-----------------------------------------------------------------------------------------------------------------------------------
20      Shelter Foundation Design                Per Specifications           N/A                  N/A              $ 1,064.00
-----------------------------------------------------------------------------------------------------------------------------------
21      Doors - Locks and Keys                   Per Specifications   Included in Item 1   Included in Item 1    Included in Item 1
-----------------------------------------------------------------------------------------------------------------------------------
22a     Warranty - 2 Year Warranty               Per Specifications       $ 2,813.00               N/A              $ 2,813.00
-----------------------------------------------------------------------------------------------------------------------------------
22b     Warranty - 3 Year Extended Warranty      Per Specifications       $11,620.00               N/A              $11,620.00
-----------------------------------------------------------------------------------------------------------------------------------
22c     Warranty - Non-24 Hour Extended          Per Specifications       $ 8,835.00               N/A              $ 8,835.00
        Warranty
-----------------------------------------------------------------------------------------------------------------------------------
23a     Exterior Radio Shelter Fascia            Per Specifications           N/A                  N/A              $ 5,494.00
        Style 1 Dimensional Stamped Brick
-----------------------------------------------------------------------------------------------------------------------------------
23b     Exterior Radio Shelter Fascia            Per Specifications           N/A                  N/A              $ 2,650.00
        Style 2 Simulated Stucco
-----------------------------------------------------------------------------------------------------------------------------------
23c     Exterior Radio Shelter Fascia            Per Specifications           N/A                  N/A              $ 2,650.00
        Style 3 Painted Aggregate
-----------------------------------------------------------------------------------------------------------------------------------
23d     Exterior Radio Shelter Fascia            Per Specifications           N/A                  N/A                 N/A
        Style 4
-----------------------------------------------------------------------------------------------------------------------------------
24      Shipping/Delivery Charges to             Per Specifications           N/A                  N/A              $ 2,819.00
        Harrisburg, PA
-----------------------------------------------------------------------------------------------------------------------------------
24a     Shipping/Delivery Charges - One          Requires Item 24             N/A                  N/A              $   450.00
        day demurrage in Harrisburg, PA
-----------------------------------------------------------------------------------------------------------------------------------
24b     Shipping/Delivery Charges                Requires Item 24             N/A                  N/A              $   800.00
        Harrisburg, PA to Site
-----------------------------------------------------------------------------------------------------------------------------------
25      Off-loading                              Per Specifications           N/A                  N/A              $ 3,138.00
-----------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 24
Material Concrete

-----------------------------------------------------------------------------------------------------------------------------------
Item                Description                     Requirements        Material Cost      Installation Cost        Total Cost
-----------------------------------------------------------------------------------------------------------------------------------
1a      DC Power Plant - 250 AH 24VDC            Per Specifications       $ 8,064.00           $ 1,910.00           $ 9,974.00
-----------------------------------------------------------------------------------------------------------------------------------
1b      DC Power Plant - 500 AH 24VDC            Per Specifications       $11,352.00           $ 2,229.00           $13,581.00
-----------------------------------------------------------------------------------------------------------------------------------
1c      DC Power Plant - 1000 AH 24VDC           Per Specifications       $15,288.00           $ 2,654.00           $17,942.00
-----------------------------------------------------------------------------------------------------------------------------------
1d      DC Power Plant - 2000 AH 24VDC           Per Specifications       $28,886.00           $ 3,612.00           $32,498.00
-----------------------------------------------------------------------------------------------------------------------------------
1e      DC Power Plant - 4000 AH 24VDC           Per Specifications       $50,009.00           $ 4,569.00           $54,578.00
-----------------------------------------------------------------------------------------------------------------------------------
1f      DC Power Plant - 250 AH 48VDC            Per Specifications       $ 6,509.00           $ 1,910.00           $ 8,419.00
-----------------------------------------------------------------------------------------------------------------------------------
1g      DC Power Plant - 500 AH 48VDC            Per Specifications       $10,279.00           $ 2,229.00           $12,508.00
-----------------------------------------------------------------------------------------------------------------------------------
1h      DC Power Plant - 1000 AH 48VDC           Per Specifications       $14,979.00           $ 2,654.00           $17,633.00
-----------------------------------------------------------------------------------------------------------------------------------
1i      DC Power Plant - 2000 AH 48VDC           Per Specifications       $27,993.00           $ 3,612.00           $31,605.00
-----------------------------------------------------------------------------------------------------------------------------------
1j      DC Power Plant - 4000 AH 48VDC           Per Specifications       $45,221.00           $ 4,569.00           $49,790.00
-----------------------------------------------------------------------------------------------------------------------------------
1k      DC Power Plant - 1500 AH 48VDC           Per Specifications       $22,897.00           $ 2,654.00           $25,551.00
-----------------------------------------------------------------------------------------------------------------------------------
1l      DC Power Plant - 3000 AH 48VDC           Per Specifications       $38,952.00           $ 4,569.00           $43,251.00
-----------------------------------------------------------------------------------------------------------------------------------
2a      Generator Room - Attached:               Per Specifications           N/A                  N/A              $ 7,400.00
        Generator Size 65" by 45" by 40"
-----------------------------------------------------------------------------------------------------------------------------------
2b      Generator Room - Attached:               Per Specifications           N/A                  N/A              $ 9,450.00
        Generator Size 90" by 45" by 60"
-----------------------------------------------------------------------------------------------------------------------------------
2c      Generator Room - Attached:               Per Specifications           N/A                  N/A              $10,105.00
        Generator Size 112" by 45" by 60"
-----------------------------------------------------------------------------------------------------------------------------------
2d      Generator Room - Attached:               Per Specifications           N/A                  N/A              $16,566.00
        Generator Size 65" by 45" by 40"
-----------------------------------------------------------------------------------------------------------------------------------
2e      Generator Room - Attached:               Per Specifications           N/A                  N/A              $18,075.00
        Generator Size 90" by 45" by 60"
-----------------------------------------------------------------------------------------------------------------------------------
2f      Generator Room - Attached:               Per Specifications           N/A                  N/A              $18,398.00
        Generator Size 112" by 45" by 60"
-----------------------------------------------------------------------------------------------------------------------------------
3       Fire Suppression                         Per Specifications           N/A                  N/A              $ 6,606.00
-----------------------------------------------------------------------------------------------------------------------------------
4       Installation of Emergency                Per Specifications    Generator Vendor        $ 1,902.00           $ 1,902.00
        Generator (Supplied by Generator
        Vendor)
-----------------------------------------------------------------------------------------------------------------------------------
5       Addition Manual Transfer Switch          Per Specifications           N/A                  N/A              $ 1,415.00
-----------------------------------------------------------------------------------------------------------------------------------
6       Removal of old shelter.                  Per Specifications           N/A                  N/A              $    27.00
        Cost per square foot.
-----------------------------------------------------------------------------------------------------------------------------------
7       Removal of old shelter                   Per Specifications           N/A                  N/A              $    27.00
        foundation.
        Cost per square foot.
-----------------------------------------------------------------------------------------------------------------------------------
8       Rectifier Drop, 30A 2-Pole, Each                                  $    82.00               N/A              $    82.00
-----------------------------------------------------------------------------------------------------------------------------------
9a      48V DC Vent System, 460CFM                                        $   749.00               N/A              $   749.00
-----------------------------------------------------------------------------------------------------------------------------------
9b      48V DC Vent System, 920CFM                                        $ 1,372.00               N/A              $ 1,372.00
-----------------------------------------------------------------------------------------------------------------------------------
10a     2 Year Maintenance                       Per Specifications           N/A              $ 8,604.00           $ 8,604.00
-----------------------------------------------------------------------------------------------------------------------------------
10b     3 Year Extended Maintenance              Per Specifications           N/A              $13,904.00           $13,904.00
-----------------------------------------------------------------------------------------------------------------------------------
10c     Extended Maintenance - Non-24 Hour       Per Specifications           N/A              $ 9,496.00           $ 9,496.00
-----------------------------------------------------------------------------------------------------------------------------------
11a     DC Power Plant - 250 AH 48VDC            Per Specifications       $10,668.00           $ 1,910.00           $12,578.00
                                                 (with N+1 Rectifier)
-----------------------------------------------------------------------------------------------------------------------------------
11b     DC Power Plant - 500 AH 48VDC            Per Specifications       $14,889.00           $ 2,229.00           $17,118.00
                                                 (with N+1 Rectifier)
-----------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 24
Material Concrete

-----------------------------------------------------------------------------------------------------------------------------------
Item                Description                     Requirements        Material Cost      Installation Cost        Total Cost
-----------------------------------------------------------------------------------------------------------------------------------
11c     DC Power Plant - 1000 AH 48VDC           Per Specifications       $22,028.00           $ 2,654.00           $24,682.00
                                                 (with N+1 Rectifier)
-----------------------------------------------------------------------------------------------------------------------------------
11d     DC Power Plant - 1500 AH 48VDC           Per Specifications       $30,056.00           $ 2,654.00           $32,710.00
                                                 (with N+1 Rectifier)
-----------------------------------------------------------------------------------------------------------------------------------
11e     DC Power Plant - 2000 AH 48VDC           Per Specifications       $40,068.00           $ 3,612.00           $43,680.00
                                                 (with N+1 Rectifier)
-----------------------------------------------------------------------------------------------------------------------------------
11f     DC Power Plant - 4000 AH 48VDC           Per Specifications       $71,794.00           $ 4,569.00           $76,363.00
                                                 (with N+1 Rectifier)
-----------------------------------------------------------------------------------------------------------------------------------
11g     DC Power Plant - 3000 AH 48VDC           Per Specifications       $54,797.00           $ 4,569.00           $59,366.00
                                                 (with N+1 Rectifier)
-----------------------------------------------------------------------------------------------------------------------------------
12      DC Breaker, Single Pole                  Per Specifications       $    45.00               N/A              $    45.00
-----------------------------------------------------------------------------------------------------------------------------------
12a     Additional Distribution Panel,           Per Specifications       $   172.00               N/A              $   172.00
        Less Breakers
-----------------------------------------------------------------------------------------------------------------------------------
12b     66P265, 1-pair plug-on protector         Per Specifications       $    53.00               N/A              $    53.00
        for 66 block, high voltage
-----------------------------------------------------------------------------------------------------------------------------------
12c     66P015, 1-pair plug-on protector         Per Specifications       $    53.00               N/A              $    53.00
        for 66 block, low voltage
-----------------------------------------------------------------------------------------------------------------------------------
12d     66GNDS, Ground Strap                     Per Specifications       $     4.00               N/A              $     4.00
        (1 req'd per each 66 block
-----------------------------------------------------------------------------------------------------------------------------------
12e     TJ1010A, T1 or E1, RJ48C or              Per Specifications       $   113.00               N/A              $   113.00
        hardwire
-----------------------------------------------------------------------------------------------------------------------------------
12f     TJ3010A, T1 or E1, RJ48C                 Per Specifications       $    91.00               N/A              $    91.00
-----------------------------------------------------------------------------------------------------------------------------------
12g     TJP265, POTS, high voltage               Per Specifications       $    91.00               N/A              $    91.00
-----------------------------------------------------------------------------------------------------------------------------------
12h     TJP016, T1 or data, low voltage          Per Specifications       $    91.00               N/A              $    91.00
-----------------------------------------------------------------------------------------------------------------------------------
13      Tenant/CoLocation Modification,          Per Specifications       $ 2,001.00               N/A              $ 2,001.00
        Includes:  Additional door with
        pickguard, door ground, and open
        door alarm contact; Additional
        emergency light; 60A subfeed Load
        Center in Tenant area; and Fence
        Partition
-----------------------------------------------------------------------------------------------------------------------------------
14      ADC PJ604 Wrapped Terminal Block         Per Specifications       $    17.05               N/A              $    17.05
-----------------------------------------------------------------------------------------------------------------------------------
15      ADC BK-310 Adjustable Mounting           Per Specifications       $    32.65               N/A              $    32.65
        Bracket Kit
-----------------------------------------------------------------------------------------------------------------------------------
16      TSI 512 BRS-0832-133-C00-2               Per Specifications       $   179.80               N/A              $   179.80
-----------------------------------------------------------------------------------------------------------------------------------
17      TSI-5054-000-BRK-2                       Per Specifications       $    52.79               N/A              $    52.79
-----------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Items
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 24
Material Concrete

-----------------------------------------------------------------------------------------------------------------------------------
Item                Description                     Requirements        Material Cost      Installation Cost        Total Cost
-----------------------------------------------------------------------------------------------------------------------------------
18      Battery Monitor card for Analog          Per Mfg.                 $   810.00               N/A              $   810.00
        PMU (each)                               Recommendation
-----------------------------------------------------------------------------------------------------------------------------------
19      DC Power Plant Installation              Per Specifications           N/A              $ 7,000.00           $ 7,000.00
-----------------------------------------------------------------------------------------------------------------------------------
20      DC Power Plant Steel Floor Plate         Per Specifications       $   325.00        Included in Item 19     $   325.00
-----------------------------------------------------------------------------------------------------------------------------------
21      Install Alarm Control Blocks             Per Specifications           N/A              $1,235.00            $ 1,235.00
        R66M150 and connect existing alarms,
        install P5604 pin block, install
        Equipment Rack Ground Bus cable to
        cable ladder. (Existing shelter
        Upgrades)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               Shelter Pricing Sheet                                     Material Cost      Installation Cost       Total cost
-----------------------------------------------------------------------------------------------------------------------------------
                    Total Cost:                                                                                     $97,967.70
-----------------------------------------------------------------------------------------------------------------------------------

Note: Items 1-3, 5-7, 8c, 10, 11d, 12, 13, 14, 15, 16, 17a, 18, 19b, 20, 21,
22a, 23c, 24, 25 and options (20)12, 11a, 18 used to calculate a total cost.

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 30
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
 Item              Description                Requirements               Material Cost      Installation Cost         Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1       Shelter                               Per Specifications         $  26,234.00               N/A             $  26,324.00
------------------------------------------------------------------------------------------------------------------------------------
2       Wiring and Conduit Requirements       Per Specifications       Included in Item 1   Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
3       Telephone Cable Entry                 Per Specifications       Included in Item 1   Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
4       Concrete Entrance Ramp                Per Specifications              N/A                   N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------
5       Radio Shelter Alarms                  Per Specifications         $   1,203.00               N/A             $   1,203.00
------------------------------------------------------------------------------------------------------------------------------------
6       Bulletproof Construction              Per Specifications       Included in Item 1   Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
7       Meet Zone II for Earthquakes          Per Specifications       Included in Item 1   Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
8a      AC Power & Electrical Service         Per Specifications         $     349.00       Included in Item 1      $     349.00
        Capacity and Distribution - 100
        Amp
------------------------------------------------------------------------------------------------------------------------------------
8b      AC Power & Electrical Service         Per Specifications         $     742.00       Included in Item 1      $     742.00
        Capacity and Distribution - 200
        Amp
------------------------------------------------------------------------------------------------------------------------------------
8c      AC Power & Electrical Service         Per Specifications         $   2,749.00       Included in Item 1      $   2,749.00
        Capacity and Distribution - 400
        Amp
------------------------------------------------------------------------------------------------------------------------------------
8c1     (88) Twistlock Receptacles and        Per Specifications         $   9,332.00       Included in Item 1      $   9,332.00
        Wireduct
------------------------------------------------------------------------------------------------------------------------------------
9a      UPS System and Battery Bank -         Per Specifications         $  42,117.00          $   1,979.00         $  44,096.00
        12.5 kVA
------------------------------------------------------------------------------------------------------------------------------------
9b      UPS System and Battery Bank - 21      Per Specifications         $  40,750.00          $   2,225.00         $  42,975.00
        kVA
------------------------------------------------------------------------------------------------------------------------------------
9c      UPS System and Battery Bank - 42      Per Specifications         $  88,241.00          $   2,233.00         $  90,474.00
        kVA
------------------------------------------------------------------------------------------------------------------------------------
10      Installation of Generator             Per Specifications              N/A              $   1,209.00         $   1,209.00
        Transfer Switch
------------------------------------------------------------------------------------------------------------------------------------
11a     Heating and Air Conditioning -        Per Specifications         $   1,748.00               N/A             $   1,748.00
        12,000 BTU - I unit
------------------------------------------------------------------------------------------------------------------------------------
11b     Heating and Air Conditioning -        Per Specifications         $   3,773.00               N/A             $   3,773.00
        24,000 BTU- 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
11c     Heating and Air Conditioning -        Per Specifications         $   4,071.00               N/A             $   4,071.00
        36,000 BTU - 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
11d     Heating and Air Conditioning -        Per Specifications         $   5,379.00               N/A             $   5,379.00
        48,000 BTU - 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
11e     Heating and Air Conditioning -        Per Specifications         $   6,320.00               N/A             $   6,320.00
        60,000 BTU - 2 units and Dual
        Controllers
------------------------------------------------------------------------------------------------------------------------------------
12      Fire Extinguisher - 10 # ABC          Per Specifications         $      59.00               N/A             $      59.00
------------------------------------------------------------------------------------------------------------------------------------
13      Shelter Grounding System              Per Specifications         $   2,008.00               N/A             $   2,008.00
------------------------------------------------------------------------------------------------------------------------------------
14      Interior Lighting System              Per Specifications       Included in Item 8   Included in Item 8    Included in Item 8
------------------------------------------------------------------------------------------------------------------------------------
15      Exterior Lighting System- 300W        Per Specifications         $     120.00               N/A             $     120.00
        Flood Light
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                              Shelter Pricing Sheet
                                                                     Page 2 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 30
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
 Item              Description                Requirements               Material Cost      Installation Cost         Total Cost
------------------------------------------------------------------------------------------------------------------------------------
16      Cable Ladder Trays - 88' x 12"        Per Specifications         $   1,772.00               N/A             $   1,772.00
        wide
------------------------------------------------------------------------------------------------------------------------------------
17a     Cable Entry Ports- 16 Port            Per Specifications         $   1,547.00       Included in Item 1      $   1,547.00
        Polyphaser Peep
------------------------------------------------------------------------------------------------------------------------------------
17b     Cable Entry Ports- 8 Port             Per Specifications         $   1,057.00       Included in Item 1      $   1,057.00
        Polyphaser Peep
------------------------------------------------------------------------------------------------------------------------------------
17c     Cable Entry Ports- 5 Port             Per Specifications         $     897.00       Included in Item 1      $     897.00
        Polyphaser Peep
------------------------------------------------------------------------------------------------------------------------------------
18      Flooring Requirements                 Per Specifications       Included in Item 1   Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
19a     Patch Block Mounting Surface -        Per Specifications         $      61.00               N/A             $      61.00
        one (1) 4ft. by 4ft.
------------------------------------------------------------------------------------------------------------------------------------
19b     Patch Block Mounting Surface -        Per Specifications         $     139.00               N/A             $     139.00
        one (1) 4ft. by 4ft.and (1) 4ft.
        by 8 ft.
------------------------------------------------------------------------------------------------------------------------------------
19c     Patch Block Mounting Surface -        Per Specifications         $     155.00               N/A             $     155.00
        two (2) 4ft. by 8ft.
------------------------------------------------------------------------------------------------------------------------------------
20      Shelter Foundation Design             Per Specifications              N/A                   N/A             $   1,064.00
------------------------------------------------------------------------------------------------------------------------------------
21      Doors - Locks and Keys                Per Specifications       Included in Item 1   Included in Item 1    Included in Item 1
------------------------------------------------------------------------------------------------------------------------------------
22a     Warranty - 2 Year Warranty            Per Specifications         $   2,813.00               N/A             $   2,813.00
------------------------------------------------------------------------------------------------------------------------------------
22b     Warranty - 3 Year Extended            Per Specifications         $  11,620.00               N/A             $  11,620.00
        Warranty
------------------------------------------------------------------------------------------------------------------------------------
22c     Warranty - Non-24 Hour Extended       Per Specifications         $   8,835.00               N/A             $   8,835.00
        Warranty
------------------------------------------------------------------------------------------------------------------------------------
23a     Exterior Radio Shelter Fascia         Per Specifications              N/A                   N/A             $   6,283.00
        Style 1 Dimensional Stamped Brick
------------------------------------------------------------------------------------------------------------------------------------
23b     Exterior Radio Shelter Fascia         Per Specifications              N/A                   N/A             $   2,968.00
        Style 2 Simulated Stucco
------------------------------------------------------------------------------------------------------------------------------------
23c     Exterior Radio Shelter Fascia         Per Specifications              N/A                   N/A             $   2,968.00
        Style 3 Painted Aggregate
------------------------------------------------------------------------------------------------------------------------------------
23d     Exterior Radio Shelter Fascia         Per Specifications              N/A                   N/A                  N/A
        Style 4
------------------------------------------------------------------------------------------------------------------------------------
24      Shipping/Delivery Charges to          Per Specifications              N/A                   N/A             $   3,457.00
        Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
24a     Shipping/Delivery Charges - One       Requires Item 24                N/A                   N/A             $     450.00
        day demurrage in Harrisburg, PA
------------------------------------------------------------------------------------------------------------------------------------
24b     Shipping/Delivery Charges             Requires Item 24                N/A                   N/A             $     800.00
        Harrisburg, PA to Site
------------------------------------------------------------------------------------------------------------------------------------
25      Off-loading                           Per Specifications              N/A                   N/A             $   4,043.00
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Sheet
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 30
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
 Item              Description                Requirements               Material Cost      Installation Cost         Total Cost
------------------------------------------------------------------------------------------------------------------------------------
1a      DC Power Plant - 250 AH 24VDC         Per Specifications         $   8,064.00          $   1,910.00         $   9,974.00
------------------------------------------------------------------------------------------------------------------------------------
1b      DC Power Plant - 500 AH 24VDC         Per Specifications         $  11,352.00          $   2,229.00         $  13,581.00
------------------------------------------------------------------------------------------------------------------------------------
1c      DC Power Plant - 1000 AH 24VDC        Per Specifications         $  15,288.00          $   2,654.00         $  17,942.00
------------------------------------------------------------------------------------------------------------------------------------
1d      DC Power Plant - 2000 AH 24VDC        Per Specifications         $  28,886.00          $   3,612.00         $  32,498.00
------------------------------------------------------------------------------------------------------------------------------------
1e      DC Power Plant - 4000 AH 24VDC        Per Specifications         $  50,009.00          $   4,569.00         $  54,578.00
------------------------------------------------------------------------------------------------------------------------------------
1f      DC Power Plant - 250 AH 48VDC         Per Specifications         $   6,509.00          $   1,910.00         $   8,419.00
------------------------------------------------------------------------------------------------------------------------------------
1g      DC Power Plant - 500 AH 48VDC         Per Specifications         $  10,279.00          $   2,229.00         $  12,508.00
------------------------------------------------------------------------------------------------------------------------------------
1h      DC Power Plant - 1000 AH 48VDC        Per Specifications         $  14,979.00          $   2,654.00         $  17,633.00
------------------------------------------------------------------------------------------------------------------------------------
1i      DC Power Plant - 2000 AH 48VDC        Per Specifications         $  27,993.00          $   3,612.00         $  31,605.00
------------------------------------------------------------------------------------------------------------------------------------
1j      DC Power Plant - 4000 AH 48VDC        Per Specifications         $  45,221.00          $   4,569.00         $  49,790.00
------------------------------------------------------------------------------------------------------------------------------------
1k      DC Power Plant - 1500 AH 48VDC        Per Specifications         $  22,897.00          $   2,654.00         $  25,551.00
------------------------------------------------------------------------------------------------------------------------------------
1l      DC Power Plant - 3000 AH 48VDC        Per Specifications         $  38,952.00          $   4,569.00         $  43,251.00
------------------------------------------------------------------------------------------------------------------------------------
2a      Generator Room - Attached:            Per Specifications              N/A                   N/A             $   7,400.00
        Generator Size 65" by 45" by 40"
------------------------------------------------------------------------------------------------------------------------------------
2b      Generator Room - Attached:            Per Specifications              N/A                   N/A             $   9,450.00
        Generator Size 90" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2c      Generator Room - Attached:            Per Specifications              N/A                   N/A             $  10,105.00
        Generator Size 112" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2d      Generator Room - Attached:            Per Specifications              N/A                   N/A             $  16,566.00
        Generator Size 65" by 45" by 40"
------------------------------------------------------------------------------------------------------------------------------------
2e      Generator Room - Attached:            Per Specifications              N/A                   N/A             $  18,075.00
        Generator Size 90" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
2f      Generator Room - Attached:            Per Specifications              N/A                   N/A             $  18,398.00
        Generator Size 112" by 45" by 60"
------------------------------------------------------------------------------------------------------------------------------------
3       Fire Suppression                      Per Specifications              N/A                   N/A             $   8,406.00
------------------------------------------------------------------------------------------------------------------------------------
4       Installation of Emergency             Per Specifications        Generator Vendor       $   2,378.00         $   2,378.00
        Generator (Supplied by Generator
        Vendor)
------------------------------------------------------------------------------------------------------------------------------------
5       Addition Manual Transfer Switch       Per Specifications              N/A                   N/A             $   3,560.00
------------------------------------------------------------------------------------------------------------------------------------
6       Removal of old shelter.               Per Specifications              N/A                   N/A             $      27.00
        Cost per square foot.
------------------------------------------------------------------------------------------------------------------------------------
7       Removal of old shelter                Per Specifications              N/A                   N/A             $      27.00
        foundation.
        Cost per square foot.
------------------------------------------------------------------------------------------------------------------------------------
8       Rectifier Drop, 30A 2-Pole, Each                                 $      82.00               N/A             $      82.00
------------------------------------------------------------------------------------------------------------------------------------
9a      48V DC Vent System, 460CFM                                       $     749.00               N/A             $     749.00
------------------------------------------------------------------------------------------------------------------------------------
9b      48V DC Vent System, 920CFM                                       $   1,372.00               N/A             $   1,372.00
------------------------------------------------------------------------------------------------------------------------------------
10a     2 Year Maintenance                    Per Specifications              N/A              $   8,604.00         $   8,604.00
------------------------------------------------------------------------------------------------------------------------------------
10b     3 Year Extended Maintenance           Per Specifications              N/A              $  13,904.00         $  13,904.00
------------------------------------------------------------------------------------------------------------------------------------
10c     Extended Maintenance - Non-24         Per Specifications              N/A              $   9,496.00         $   9,496.00
        Hour
------------------------------------------------------------------------------------------------------------------------------------
11a     DC Power Plant - 250 AH 48VDC         Per Specifications         $  10,668.00          $   1,910.00         $  12,578.00
                                              (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11b     DC Power Plant - 500 AH 48VDC         Per Specifications         $  14,889.00          $   2,229.00         $  17,118.00
                                              (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Sheet
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 30
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
 Item              Description                Requirements               Material Cost      Installation Cost         Total Cost
------------------------------------------------------------------------------------------------------------------------------------
11c     DC Power Plant - 1000 AH 48VDC        Per Specifications         $  22,028.00          $   2,654.00         $  24,682.00
                                              (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11d     DC Power Plant - 1500 AH 48VDC        Per Specifications         $  30,056.00          $   2,654.00         $  32,710.00
                                              (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11e     DC Power Plant - 2000 AH 48VDC        Per Specifications         $  40,068.00          $   3,612.00         $  43,680.00
                                              (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11f     DC Power Plant - 4000 AH 48VDC        Per Specifications         $  71,794.00          $   4,569.00         $  76,363.00
                                              (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
11g     DC Power Plant - 3000 AH 48VDC        Per Specifications         $  54,797.00          $   4,569.00         $  59,366.00
                                              (with N+1 Rectifier)
------------------------------------------------------------------------------------------------------------------------------------
12      DC Breaker, Single Pole               Per Specifications         $      45.00               N/A             $      45.00
------------------------------------------------------------------------------------------------------------------------------------
12a     Additional Distribution Panel,        Per Specifications         $     172.00               N/A             $     172.00
        Less Breakers
------------------------------------------------------------------------------------------------------------------------------------
12b     66P265, 1-pair plug-on protector      Per Specifications         $      53.00               N/A             $      53.00
        for 66 block, high voltage
------------------------------------------------------------------------------------------------------------------------------------
12c     66P015, 1-pair plug-on protector      Per Specifications         $      53.00               N/A             $      53.00
        for 66 block, low voltage
------------------------------------------------------------------------------------------------------------------------------------
12d     66GNDS, Ground Strap (1 req'd         Per Specifications         $       4.00               N/A             $       4.00
        per each 66 block
------------------------------------------------------------------------------------------------------------------------------------
12e     TJ1010A, T1 or E1, RJ48C or           Per Specifications         $     113.00               N/A             $     113.00
        hardwire
------------------------------------------------------------------------------------------------------------------------------------
12f     TJ3010A, T1 or E1, RJ48C              Per Specifications         $      91.00               N/A             $      91.00
------------------------------------------------------------------------------------------------------------------------------------
12g     TJP265, POTS, high voltage            Per Specifications         $      91.00               N/A             $      91.00
------------------------------------------------------------------------------------------------------------------------------------
12h     TJP016, T1 or data, low voltage       Per Specifications         $      91.00               N/A             $      91.00
------------------------------------------------------------------------------------------------------------------------------------
13      Tenant/CoLocation Modification,       Per Specifications              N/A                   N/A                  N/A
        Includes:  Additional door with
        pickguard, door ground, and open
        door alarm contact; Additional
        emergency light; 60A subfeed
        Load Center in Tenant area; and
        Fence Partition
------------------------------------------------------------------------------------------------------------------------------------
14      ADC PJ604 Wrapped Terminal Block      Per Specifications         $      17.05               N/A             $      17.05
------------------------------------------------------------------------------------------------------------------------------------
15      ADC BK-310 Adjustable Mounting        Per Specifications         $      32.65               N/A             $      32.65
        Bracket Kit
------------------------------------------------------------------------------------------------------------------------------------
16      TSI 512 BRS-0832-133-C00-2            Per Specifications         $     179.80               N/A             $     179.80
------------------------------------------------------------------------------------------------------------------------------------
17      TSI-5054-000-BRK-2                    Per Specifications         $      52.79               N/A             $      52.79
------------------------------------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 4
--------------------------------------------------------------------------------
                             Shelter Optional Sheet
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

Shelter Size 12 x 30
Material Concrete

------------------------------------------------------------------------------------------------------------------------------------
 Item              Description                Requirements               Material Cost      Installation Cost         Total Cost
------------------------------------------------------------------------------------------------------------------------------------
18      Battery Monitor card for Analog       Per Mfg.                   $     810.00               N/A             $     810.00
        PMU (each)                            Recommendation
------------------------------------------------------------------------------------------------------------------------------------
19      DC Power Plant Installation           Per Specifications              N/A              $   7,000.00         $   7,000.00
------------------------------------------------------------------------------------------------------------------------------------
20      DC Power Plant Steel Floor Plate      Per Specifications         $     325.00       Included in Item 19     $     325.00
------------------------------------------------------------------------------------------------------------------------------------
21      Install Alarm Control Blocks          Per Specifications              N/A              $   1,235.00         $   1,235.00
        R66M150 and connect existing alarms,
        install P5604 pin block, install
        Equipment Rack Ground Bus cable to
        cable ladder. (Existing shelter
        Upgrades)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Shelter Pricing Sheet                                      Material Cost       Installation Cost        Total cost
------------------------------------------------------------------------------------------------------------------------------------
                   Total Cost:                                                                                      $ 137,163.70
------------------------------------------------------------------------------------------------------------------------------------

Note: Items 1-3, 5-7, 8c, 10, 11e, 12, 13, 14, 15, 16, 17a, 18, 19c, 20, 21,
22a, 23c, 24, 25 and options (15)8, 11f, (20)12, 14, 15, 18 used to calculate a total cost.

May 30, 2000                                                              Rev. 2
                            Compound Eng Price Sheet

----------------------------------------------------------------------------------------------------------
                             Site Development Engineering Design Pricing Sheet
                                                                                               Page 1 of 4
==========================================================================================================
Item         Description               Requirement           Material Cost     Labor Cost       Total Cost
      Typical "A" Site Compound
==========================================================================================================
1     Land Search                      Per Appendix X                                           $2,766.00
----------------------------------------------------------------------------------------------------------
2     Preliminary Site Staking         Per Appendix X                                           $  670.00
      (Self Supporting Tower)
----------------------------------------------------------------------------------------------------------
3     Soil Borings - Self              Per Appendix X                                           $2,926.00
      Supporting Tower (3 total
      soil borings)
----------------------------------------------------------------------------------------------------------
4     Soil Testing and Report          Per Appendix X                                           $1,649.00
----------------------------------------------------------------------------------------------------------
5     Final Site Visit                 Per Appendix X                                           $  798.00
----------------------------------------------------------------------------------------------------------
6     Final Site Survey                Per Appendix X                                           $1,383.00
----------------------------------------------------------------------------------------------------------
7     Compile a Site Plan To           Per Appendix X                                           N/A
      Include The Following
      (items 7a through 7n)
----------------------------------------------------------------------------------------------------------
7a    Site Survey                      Per Appendix X                                           $1,702.00
----------------------------------------------------------------------------------------------------------
7b    Vicinity Map                     Per Appendix X                                           $  293.00
----------------------------------------------------------------------------------------------------------
7c    Boundary Map                     Per Appendix X                                           $  569.00
----------------------------------------------------------------------------------------------------------
7d    Site Elevations                  Per Appendix X                                           $  569.00
----------------------------------------------------------------------------------------------------------
7e    Compound Layout                  Per Appendix X                                           $1,117.00
----------------------------------------------------------------------------------------------------------
7f    Tower Location (Lat./Long.)      Per Appendix X                                           $  569.00
----------------------------------------------------------------------------------------------------------
7g    Access Road Design               Per Appendix X                                           $2,766.00
----------------------------------------------------------------------------------------------------------
7h    Drainage Design                  Per Appendix X                                           $2,128.00
----------------------------------------------------------------------------------------------------------
7i    Grading Design                   Per Appendix X                                           $  894.00
----------------------------------------------------------------------------------------------------------
7j    Compile: Foundation Designs -    Per Appendix X                                           $1,702.00
      Tower, Shelter, Fuel Tank,
      Generator (provided by
      other cont.)
----------------------------------------------------------------------------------------------------------
7k    Compile: Tower Drawings          Per Appendix X                                           $  569.00
      (provided by Tower contractor)
----------------------------------------------------------------------------------------------------------
7l    Compile: Soil Borings and        Per Appendix X                                           $  569.00
      Test Results
----------------------------------------------------------------------------------------------------------
7m    Utility Access Design            Per Appendix X                                           $1,809.00
----------------------------------------------------------------------------------------------------------
7n    Design Notes                     Per Appendix X                                           $1,149.00
----------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 2
                            Compound Eng Price Sheet

----------------------------------------------------------------------------------------------------------
                       Site Development Engineering Design Total Cost Pricing Sheet
                                                                                               Page 2 of 4
==========================================================================================================
Site Engineering Design Pricing Typical "A" Compound         Material Cost     Labor Cost       Total Cost
==========================================================================================================
                    Total Cost:                                                                 $26,597.00
----------------------------------------------------------------------------------------------------------

Note: Items 1-6, 7a-7n used to calculate a total cost.

May 30, 2000                                                              Rev. 2
                            Compound Eng Price Sheet

----------------------------------------------------------------------------------------------------------
                             Site Development Engineering Design Pricing Sheet
                                                                                               Page 3 of 4
==========================================================================================================
Item         Description               Requirement           Material Cost     Labor Cost       Total Cost
      Typical "B" Site Compound
==========================================================================================================
1     Land Search                      Per Appendix X                                           $2,766.00
----------------------------------------------------------------------------------------------------------
2     Preliminary Site Staking         Per Appendix X                                           $  761.00
      (Guyed Tower)
----------------------------------------------------------------------------------------------------------
3     Soil Borings - Guy Tower         Per Appendix X                                           $3,915.00
      (7 total soil borings)
----------------------------------------------------------------------------------------------------------
4     Soil Testing and Report          Per Appendix X                                           $2,011.00
----------------------------------------------------------------------------------------------------------
5     Final Site Visit                 Per Appendix X                                           $  798.00
----------------------------------------------------------------------------------------------------------
6     Final Site Survey                Per Appendix X                                           $1,436.00
----------------------------------------------------------------------------------------------------------
7     Compile a Site Plan To           Per Appendix X                                                 N/A
      Include The Following
      (items 7a through 7n)
----------------------------------------------------------------------------------------------------------
7a    Site Survey                      Per Appendix X                                           $1,915.00
----------------------------------------------------------------------------------------------------------
7b    Vicinity Map                     Per Appendix X                                           $  319.00
----------------------------------------------------------------------------------------------------------
7c    Boundary Map                     Per Appendix X                                           $  590.00
----------------------------------------------------------------------------------------------------------
7d    Site Elevations                  Per Appendix X                                           $  569.00
----------------------------------------------------------------------------------------------------------
7e    Compound Layout                  Per Appendix X                                           $1,436.00
----------------------------------------------------------------------------------------------------------
7f    Tower Location (Lat./Long.)      Per Appendix X                                           $  569.00
----------------------------------------------------------------------------------------------------------
7g    Access Road Design               Per Appendix X                                           $2,766.00
----------------------------------------------------------------------------------------------------------
7h    Drainage Design                  Per Appendix X                                           $2,128.00
----------------------------------------------------------------------------------------------------------
7i    Grading Design                   Per Appendix X                                           $  894.00
----------------------------------------------------------------------------------------------------------
7j    Compile: Foundation Designs -    Per Appendix X                                           $1,702.00
      Tower, Shelter, Fuel Tank,
      Generator (provided by
      other cont.)
----------------------------------------------------------------------------------------------------------
7k    Compile: Tower Drawings          Per Appendix X                                           $  569.00
      (provided by Tower contractor)
----------------------------------------------------------------------------------------------------------
7l    Compile: Soil Borings and        Per Appendix X                                           $  569.00
      Test Results
----------------------------------------------------------------------------------------------------------
7m    Utility Access Design            Per Appendix X                                           $1,809.00
----------------------------------------------------------------------------------------------------------
7n    Design Notes                     Per Appendix X                                           $1,149.00
----------------------------------------------------------------------------------------------------------

May 30, 2000                                                              Rev. 2
                            Compound Eng Price Sheet

----------------------------------------------------------------------------------------------------------
                       Site Development Engineering Design Total Cost Pricing Sheet
                                                                                               Page 4 of 4
==========================================================================================================
Site Engineering Design Pricing Typical "B" Compound         Material Cost     Labor Cost       Total Cost
==========================================================================================================
                    Total Cost:                                                                 $28,671.00
----------------------------------------------------------------------------------------------------------

Note: Items 1-6, 7a-7n used to calculate a total cost.


----------------------------------------------------------------------------------------------------------
                             Site Development Engineering Design Pricing Sheet

==========================================================================================================
Item            Description            Requirement           Material Cost     Labor Cost       Total Cost
      Typical Existing Site Analysis
                 & Upgrade
==========================================================================================================
1     Stress Analysis for existing     Site Specific           N/A             $3,180.00        $3,180.00
      tower(s) with original design
      and loading available.
----------------------------------------------------------------------------------------------------------
2     Stress Analysis for existing     Site Specific           N/A             $5,830.00        $5,830.00
      tower(s) with no original
      design and loading available.
----------------------------------------------------------------------------------------------------------
3     Evaluation of Grounding System   Per QSM                 N/A             $1,880.00        $1,880.00
----------------------------------------------------------------------------------------------------------
4     Evaluation of Telephone &        Per QSM                 N/A               TBD (*)          TBD (*)
      Electrical System Capacity
----------------------------------------------------------------------------------------------------------
5     Evaluation of Environmental      Per QSM                 N/A               TBD (*)          TBD (*)
      Systems Capacity
----------------------------------------------------------------------------------------------------------
6     Evaluation of Existing Site.     Per QSM               TBD (*)             TBD (*)          TBD (*)
----------------------------------------------------------------------------------------------------------
7     Design Site Upgrade              Per QSM               TBD (*)             TBD (*)          TBD (*)
      Modifications.
----------------------------------------------------------------------------------------------------------
8     Perform Existing Site Upgrade    Per QSM               TBD (*)             TBD (*)          TBD (*)
      Modifications.
----------------------------------------------------------------------------------------------------------
9     Field Survey and Data Gathering  Site Specific           N/A             $2,650.00        $2,650.00
      - Tower Only
----------------------------------------------------------------------------------------------------------

(*) Based on Commonwealth approval of the cost proposal supplied by the contractor in the preliminary site plan.